                                                                   EXHIBIT 10.15

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT




                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


                          dated as of December 21, 2001


                                      Among

                    DAIRY GROUP RECEIVABLES, L.P., as Seller,


                                 THE SERVICERS,

                                 THE COMPANIES,

                           THE FINANCIAL INSTITUTIONS

                                       and

                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as Agent

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                TABLE OF CONTENTS

                                                                                                     Page
ARTICLE I
PURCHASE ARRANGEMENTS..............................................................................Page 2
         Section 1.1       Purchase Facility.......................................................Page 2
         Section 1.2       Increases...............................................................Page 3
         Section 1.3       Decreases...............................................................Page 4
         Section 1.4       Payment Requirements....................................................Page 4

ARTICLE II
PAYMENTS AND COLLECTIONS...........................................................................Page 5
         Section 2.1       Payments................................................................Page 5
         Section 2.2       Collections Prior to Amortization.......................................Page 5
         Section 2.3       Collections Following Amortization......................................Page 6
         Section 2.4       Application of Collections..............................................Page 6
         Section 2.5       Payment Recission.......................................................Page 7
         Section 2.6       Maximum Purchaser Interests.............................................Page 7

ARTICLE III
COMPANY FUNDING....................................................................................Page 8
         Section 3.1       CP Costs................................................................Page 8
         Section 3.2       CP Costs Payments.......................................................Page 8
         Section 3.3       Calculation of Bank One Company Costs...................................Page 8
         Section 3.4       Selection and Calculation of CP (Tranche) Accrual Periods...............Page 8

ARTICLE IV
FINANCIAL INSTITUTION FUNDING......................................................................Page 9
         Section 4.1       Financial Institution Funding...........................................Page 9
         Section 4.2       Yield Payments..........................................................Page 10
         Section 4.3       Selection and Continuation of Tranche Periods...........................Page 10
         Section 4.4       Financial Institution Discount Rates....................................Page 11
         Section 4.5       Suspension of the LIBO Rate.............................................Page 11

ARTICLE V
REPRESENTATIONS AND WARRANTIES.....................................................................Page 13
         Section 5.1       Representations and Warranties of The Seller Parties....................Page 13
         Section 5.2       Financial Institution Representations and Warranties....................Page 18

ARTICLE VI
CONDITIONS OF PURCHASES............................................................................Page 19
         Section 6.1       Conditions Precedent to Initial Incremental Purchase....................Page 19
         Section 6.2       Conditions Precedent to All Purchases and Reinvestments.................Page 19

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


ARTICLE VII
COVENANTS..........................................................................................Page 20
         Section 7.1       Affirmative Covenants of The Seller Parties.............................Page 20
         Section 7.2       Negative Covenants of The Seller Parties................................Page 30

ARTICLE VIII
ADMINISTRATION AND COLLECTION......................................................................Page 31
         Section 8.1       Designation of Servicers................................................Page 31
         Section 8.2       Duties of Servicer......................................................Page 32
         Section 8.3       Collection Notices......................................................Page 34
         Section 8.4       Responsibilities of Seller..............................................Page 35
         Section 8.5       Reports.................................................................Page 35
         Section 8.6       Servicing Fees..........................................................Page 35

ARTICLE IX
AMORTIZATION EVENTS................................................................................Page 35
         Section 9.1       Amortization Events.....................................................Page 35
         Section 9.2       Remedies................................................................Page 38


ARTICLE X
INDEMNIFICATION....................................................................................Page 39
         Section 10.1      Indemnities by The Seller Parties.......................................Page 39
         Section 10.2      Increased Cost and Reduced Return.......................................Page 42
         Section 10.3      Other Costs and Expenses................................................Page 43
         Section 10.4      Allocations.............................................................Page 43


ARTICLE XI
THE AGENT..........................................................................................Page 44
         Section 11.1      Authorization and Action................................................Page 44
         Section 11.2      Delegation of Duties....................................................Page 44
         Section 11.3      Exculpatory Provisions..................................................Page 44
         Section 11.4      Reliance by Agent.......................................................Page 45
         Section 11.5      Non-Reliance on Agent and Other Purchasers..............................Page 45
         Section 11.6      Reimbursement and Indemnification.......................................Page 45
         Section 11.7      Agent in its Individual Capacity........................................Page 46
         Section 11.8      Successor Agent.........................................................Page 46


ARTICLE XII
ASSIGNMENTS; PARTICIPATIONS........................................................................Page 46
         Section 12.1      Assignments.............................................................Page 46
         Section 12.2      Participations..........................................................Page 48

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


ARTICLE XIII
INTENTIONALLY OMITTED..............................................................................Page 48


ARTICLE XIV
MISCELLANEOUS......................................................................................Page 48
         Section 14.1      Waivers and Amendments..................................................Page 48
         Section 14.2      Notices.................................................................Page 49
         Section 14.3      Ratable Payments........................................................Page 50
         Section 14.4      Protection of Ownership Interests of the Purchasers.....................Page 50
         Section 14.5      Confidentiality.........................................................Page 51
         Section 14.6      Bankruptcy Petition.....................................................Page 51
         Section 14.7      Limitation of Liability.................................................Page 52
         Section 14.8      CHOICE OF LAW...........................................................Page 52
         Section 14.9      CONSENT TO JURISDICTION.................................................Page 52
         Section 14.10     WAIVER OF JURY TRIAL....................................................Page 52
         Section 14.11     Integration; Binding Effect; Survival of Terms..........................Page 53
         Section 14.12     Counterparts; Severability; Section References..........................Page 53
         Section 14.13     Bank One Roles..........................................................Page 53
         Section 14.14     Characterization........................................................Page 54

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                             Exhibits and Schedules




Exhibit I         Definitions
Exhibit II        Form of Purchase Notice
Exhibit III       Places of Business of the Seller Parties; Locations of Records; Federal
                  Employer Identification Number(s)
Exhibit IV        Names of Collection Banks; Collection Accounts
Exhibit V         Form of Compliance Certificate
Exhibit VI        Form of Collection Account Agreement
Exhibit VII       Form of Assignment Agreement
Exhibit VIII      Credit and Collection Policies
Exhibit IX        [Intentionally omitted.]
Exhibit X         Form of Monthly Report
Exhibit XI        Form of Performance Undertaking

Schedule A        Commitments
Schedule B        Closing Documents
Schedule C        Dean Entities
Schedule D        Originators
Schedule E        Notice Addresses
Schedule F        Top Twenty-Five Obligors
Schedule G        Chase Lock-Boxes

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                          DAIRY GROUP RECEIVABLES, L.P.
                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


         This Amended and Restated Receivables Purchase Agreement dated as of December 21, 2001, is among Dairy Group Receivables, L.P., a Delaware limited partnership ("Seller"), each of the parties listed on the signature pages hereof as a Servicer, (the Servicers, together with Seller, the "Seller Parties," and each a "Seller Party"), the entities listed on Schedule A to this Agreement under the heading "Financial Institution" (together with any of their respective successors and assigns hereunder, the "Financial Institutions"), the entities listed on Schedule A to this Agreement under the heading "Company" (together with any of their respective successors and assigns hereunder, the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "Agent"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.


                             PRELIMINARY STATEMENTS

         The Seller Parties (other than the Dean Entities), Bank One, NA (Main Office Chicago), in its capacity as a Financial Institution, Falcon Asset Securitization Corporation (the "Bank One Company") and the Agent are parties to that certain Receivables Purchase Agreement, dated as of June 30, 2000, as amended by the following amendments: (i) the First Amendment thereto, dated as of August 1, 2000, (ii) the Second Amendment thereto, dated as of February 9, 2001, (iii) the Third Amendment thereto, dated as of June 28, 2001, and (iv) the Fourth Amendment thereto, dated as of November 1, 2001 (as so amended, the "Original Agreement").

         Atlantic Asset Securitization Corp. (the "CL Company") desires to become a party to the Original Agreement, and each of Credit Lyonnais New York Branch, a French banking corporation duly licensed under the laws of the State of New York ("CLNY") and Credit Agricole Indosuez, a branch of a French banking corporation ("Credit Ag"), desires to become a Financial Institution party to the Original Agreement.

         Each Dean Entity desires to become a Servicer party to the Original Agreement.

         Seller has transferred and assigned pursuant to the Original Agreement, and desires to continue to transfer and assign Purchaser Interests to the Purchasers from time to time.

         Each Company may, in its absolute and sole discretion, purchase the Purchaser Interests from Seller from time to time.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         In the event that any Company declines to make any purchase, such Company's Related Financial Institutions shall, at the request of Seller, purchase Purchaser Interests that such Company declined to purchase from time to time.

         Bank One, NA (Main Office Chicago) has been requested and is willing to act as Agent on behalf of the Companies and the Financial Institutions in accordance with the terms hereof.

         The parties hereto now desire to amend and restate the Original Agreement in its entirety to read as set forth herein.


                                    AGREEMENT

         Now Therefore , in consideration of the foregoing and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that, subject to satisfaction of the conditions precedent set forth in Section 6.1 hereof, the Original Agreement is hereby amended and restated in its entirety to read as follows:

                                    ARTICLE I
                              PURCHASE ARRANGEMENTS

         Section 1.1 Purchase Facility.

                  (a) Upon the terms and subject to the conditions hereof, Seller may, at its option, sell and assign Purchaser Interests to the Agent for the benefit of one or more of the Purchasers. In accordance with the terms and conditions set forth herein, each Company may, at its option, instruct the Agent to purchase on behalf of such Company, or if any Company shall decline to purchase, the Agent shall purchase, on behalf of such declining Company's Related Financial Institutions, Purchaser Interests from time to time in an amount not to exceed at such time (i) in the case of each Company, its Company Purchase Limit and (ii) in the aggregate, the lesser of (A) the Purchase Limit and (B) the aggregate amount of the Commitments during the period from the date hereof to but not including the Facility Termination Date.

                  (b) Seller may, upon at least 10 Business Days' notice to the Agent, terminate in whole or reduce in part, ratably among the Financial Institutions, the unused portion of the Purchase Limit; provided that (i) each partial reduction of the Purchase Limit shall be in an amount equal to $5,000,000 or an integral multiple thereof and (ii) the aggregate of the Company Purchase Limits for all of the Companies shall also be terminated in whole or reduced in part, ratably among the Companies, by an amount equal to such termination or reduction in the Purchase Limit.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 1.2 Increases.

                  Seller shall provide the Agent with at least two Business Days' prior notice in a form set forth as Exhibit II hereto of each Incremental Purchase (a "Purchase Notice"). Each Purchase Notice shall be subject to Section
6.2 hereof and, except as set forth below, (i) shall be irrevocable and shall specify the requested Purchase Price (which, in the case of the initial Incremental Purchase hereunder shall not be less than $10,000,000 and in the case of subsequent Incremental Purchases shall not be less than $1,000,000),
(ii) the date of purchase (which, in the case of Incremental Purchases after the initial Incremental Purchase hereunder, shall not exceed four per calendar month), (iii) in the case of an Incremental Purchase to be funded by any of the Financial Institutions, the requested Discount Rate and Tranche Period and (iv) in the case of an Incremental Purchase to be funded by the CL Company or by the Bank One Company (other than substantially with Pooled Commercial Paper), the requested CP (Tranche) Accrual Period. Following receipt of a Purchase Notice, the Agent will promptly notify each Company of such Purchase Notice and the Agent will identify the Companies that agree to make the purchase. If any Company declines to make a proposed purchase, Seller may cancel the Purchase Notice as to all Purchasers or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest, which such Company has declined to purchase, will be made by such declining Company's Related Financial Institutions in accordance with the rest of this Section 1.2. If the proposed Incremental Purchase or any portion thereof is to be made by any of the Financial Institutions, the Agent shall send notice of the proposed Incremental Purchase to the applicable Financial Institutions concurrently by telecopier, telex or cable specifying (i) the date of such Incremental Purchase, which date must be at least one Business Day after such notice is received by the applicable Financial Institutions, (ii) each Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions in such Financial Institution's Purchaser Group are then purchasing and (iii) the requested Discount Rate and Tranche Period. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI and the conditions set forth in this Section 1.2, the Companies and/or the Financial Institutions, as applicable, shall deposit to the Facility Account, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of a Company that has agreed to make such Incremental Purchase, such Company's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests of such Incremental Purchase or (ii) in the case of a Financial Institution, such Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions in such Financial Institution's Purchaser Group are then purchasing. Each Financial Institution's Commitment hereunder shall be limited to purchasing Purchaser Interests that the Company in such Financial Institution's Purchaser Group has declined to purchase. Each Financial Institution's obligation shall be several, such that the failure of any Financial Institution to make available to Seller any funds in connection with any purchase shall not relieve any other Financial Institution of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Financial Institution shall be responsible for the failure of any other Financial Institution to make funds available in connection with any purchase.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 1.3 Decreases. Seller shall provide the Agent with prior written notice in conformity with the Required Notice Period (a "Reduction Notice") of any proposed reduction of Aggregate Capital from Collections and the Agent will promptly notify each Purchaser of such Reduction Notice after Agent's receipt thereof. Such Reduction Notice shall designate (i) the date (the "Proposed Reduction Date") upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Capital to be reduced that shall be applied ratably to the Purchaser Interests of the Companies and the Financial Institutions in accordance with the amount of Capital (if any) owing to the Companies (ratably, based on their respective Pro Rata Shares), on the one hand, and the amount of Capital (if any) owing to the Financial Institutions (ratably to each Financial Institution, based on the ratio of such Financial Institution's Capital at such time to the aggregate Capital of all of the Financial Institutions at such time), on the other hand (the "Aggregate Reduction"). Only one (1) Reduction Notice shall be outstanding at any time. Concurrently with any reduction of Aggregate Capital pursuant to this Section, Seller shall pay to the applicable Purchaser all Broken Funding Costs arising as a result of such reduction. No Aggregate Reduction will be made following the occurrence of the Amortization Date without the consent of the Agent.

         Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement or any other Transaction Documents shall be paid or deposited in immediately available funds in accordance with the terms hereof. Such Seller Party shall use its reasonable best efforts to pay or deposit all such amounts no later than 12:00 noon (Chicago time) on the day when due. Any such payment or deposit not received by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser, they shall be paid to such Purchaser at the "Payment Address" specified for such Purchaser on Schedule A or such other address specified in writing to each other party hereto. If such amounts are payable to the Agent, they shall be paid to the Agent at 1 Bank One Plaza, Chicago, Illinois 60670 until otherwise notified by the Agent. Upon notice to Seller, the Agent may debit the Facility Account for all amounts due and payable hereunder. All computations of Yield, per annum fees or discount calculated as part of any CP Costs, per annum fees hereunder and per annum fees under any Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder or under any other Transaction Document shall be payable on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   ARTICLE II
                            PAYMENTS AND COLLECTIONS

         Section 2.1 Payments. Notwithstanding any limitation on recourse contained in this Agreement, Seller shall immediately pay to the Agent or relevant Purchaser, as applicable, when due, for the account of the relevant Purchaser or Purchasers on a full recourse basis, (i) such fees as set forth in each Fee Letter (which fees collectively shall be sufficient to pay all fees owing to the Financial Institutions and other Funding Sources), (ii) all CP Costs, (iii) all amounts payable as Yield, (iv) all amounts payable as Deemed Collections (which shall be immediately due and payable by Seller and applied to reduce outstanding Aggregate Capital hereunder in accordance with Sections 2.2 and 2.3 hereof), (v) all amounts required pursuant to Section 2.6, (vi) all amounts payable pursuant to Article X, if any, (vii) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, (viii) all Broken Funding Costs (any request for reimbursement of which shall be accompanied by a certificate in reasonable detail demonstrating the reasonable calculation of ay such amount) and (ix) all Default Fees (collectively, the "Obligations"). If any Person fails to pay any of the Obligations (other than the Default Fee) when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or any Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to the applicable Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers and the Agent.

         Section 2.2 Collections Prior to Amortization. Prior to the Amortization Date, any Collections and/or Deemed Collections received by each Servicer shall be set aside and held in trust by such Servicer for the benefit of the Agent and the Purchasers for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If at any time any Collections and/or Deemed Collections are received by any Servicer prior to the Amortization Date, (i) such Servicer shall set aside the Termination Percentage (hereinafter defined) of Collections and/or Deemed Collections evidenced by the Purchaser Interests of each Terminating Financial Institution, shall set aside Collections to be used to effect any Aggregate Reduction in accordance with Section 1.3 and shall set aside amounts necessary to pay Obligations due on the next succeeding Settlement Date and (ii) Seller hereby requests and the Purchasers (other than any Terminating Financial Institutions) hereby agree to make, simultaneously with such receipt, a reinvestment (each a "Reinvestment") with that portion of the balance of each and every Collection and Deemed Collection received by any Servicer that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Financial Institutions), such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


prior to such receipt (but giving effect to any ratable reduction thereof pursuant to application of an Aggregate Reduction). On each Settlement Date prior to the occurrence of the Amortization Date, the Servicers shall remit to the Agent's or applicable Purchaser's account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1) first, to reduce unpaid CP Costs, Yield and other Obligations and second, to reduce the Capital of all Purchaser Interests of Terminating Financial Institutions, applied ratably to each Terminating Financial Institution according to its respective Termination Percentage. If such Capital, CP Costs, Yield and other Obligations shall be reduced to zero, any additional Collections received by any Servicer (i) if applicable, shall be remitted to the Agent's or applicable Purchaser's account to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) any balance remaining thereafter shall be remitted from such Servicer to Seller on such Settlement Date. Such Servicer shall use its reasonable best efforts to remit all deposit amounts in the Agent's or applicable Purchaser's account no later than 12:00 noon (Chicago time) on such Settlement Date. Any such amounts not received by Agent or the applicable Purchaser by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. Each Terminating Financial Institution shall be allocated a ratable portion of Collections from its Termination Date until such Terminating Financial Institution's Capital, if any, shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such Terminating Financial Institution outstanding on its Termination Date, divided by (ii) the Aggregate Capital outstanding on such Termination Date (the "Termination Percentage"). Each Terminating Financial Institution's Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution's Capital shall be reduced ratably with all Financial Institutions in accordance with Section 2.3.

         Section 2.3 Collections Following Amortization. On the Amortization Date and on each day thereafter, the Servicers shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day and an additional amount for the payment of any accrued and unpaid Aggregate Unpaids owed by Seller and not previously paid by Seller in accordance with Section 2.1. On and after the Amortization Date, the Servicers shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Agent (i) remit to the Agent's or applicable Purchaser's account the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts to reduce the Capital associated with each such Purchaser Interest and any other Aggregate Unpaids.

         Section 2.4 Application of Collections. If there shall be insufficient funds on deposit for the Servicers to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3 (as applicable), the Servicers shall distribute funds:

                  first, to the payment of each Servicer's reasonable actual out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables,

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         including the Servicing Fee, if Seller or one of its Affiliates is not then acting as a Servicer,

                  second, to the reimbursement of the Agent's and the Purchasers' costs of collection and enforcement of this Agreement,

                  third, ratably to the payment of all accrued and unpaid fees under the Fee Letters, CP Costs and Yield,

                  fourth, (to the extent applicable) to the ratable reduction of the Aggregate Capital (without regard to any Termination Percentage),

                  fifth, for the ratable payment of all other unpaid Obligations, provided that to the extent such Obligations relate to the payment of Servicer costs and expenses, including the Servicing Fee, when Seller or one of its Affiliates is acting as a Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and sixth, after the Aggregate Unpaids have been indefeasibly reduced to zero, to Seller.

                  Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Section 2.4 above, shall be shared ratably (within each priority) among the Agent and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

         Section 2.5 Payment Recission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such recission, return or refund) the full amount thereof, plus the Default Fee from the date of any such recission, return or refunding.

         Section 2.6 Maximum Purchaser Interests. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, Seller shall pay to the Purchasers (ratably based on the ratio of each Purchaser's Capital at such time to the Aggregate Capital at such time) within one (1) Business Day an amount to be applied to reduce the Aggregate Capital, such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 2.7 Clean Up Call. In addition to Seller's rights pursuant to
Section 1.3, Seller shall have the right, upon two Business Days' prior written notice to the Agent and the Purchasers, at any time following the reduction of the Aggregate Capital to a level that is less than 20.0% of the original Purchase Limit hereunder, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids (including any Broken Funding Costs arising as a result of such repurchase) through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.

                                   ARTICLE III
                                 COMPANY FUNDING

         Section 3.1 CP Costs. Seller shall pay CP Costs with respect to the Capital associated with each Purchaser Interest of the Companies for each day that any Capital in respect of any such Purchaser Interest is outstanding. Each Purchaser Interest of the Bank One Company funded substantially with Pooled Commercial Paper will accrue CP Costs each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by the Bank One Company and funded substantially with Pooled Commercial Paper. Each other Purchaser Interest of the Bank One Company and each Purchaser Interest of the CL Company shall accrue CP Costs for each day during its CP (Tranche) Accrual Period at the rate determined in accordance with the definition of "Company Costs" set forth in Exhibit I.

         Section 3.2 CP Costs Payments. On each Settlement Date relating to a CP (Tranche) Accrual Period, Seller shall pay to the applicable Company an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of such Company for the related CP (Tranche) Accrual Period in accordance with Article II.

         Section 3.3 Calculation of Bank One Company Costs. On the third Business Day immediately preceding each Settlement Date relating to a CP (Pool) Accrual Period, the Bank One Company shall calculate the aggregate amount of its Company Costs with respect to all Purchaser Interests funded substantially with Pooled Commercial Paper for the applicable CP (Pool) Accrual Period and shall notify the Agent of such aggregate amount. Within two Business Days of the Agent's receipt of notification of such Company Costs, the Agent shall notify Seller of the amount of such Company Costs due and payable on such Settlement Date.

         Section 3.4 Selection and Calculation of CP (Tranche) Accrual Periods.

                  (a) In the case of Purchaser Interests of the Bank One Company, Seller shall (and following the occurrence and during the continuance of a Potential Amortization Event or an Amortization Event, shall with consultation from, and approval by, the Bank

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


One Company), from time to time request CP (Tranche) Accrual Periods for the Purchaser Interests of the Bank One Company other than those funded substantially with Pooled Commercial Paper, provided, that (i) the consent of the Agent shall be required (such consent not to be unreasonably withheld), (ii) Seller must elect CP (Tranche) Accrual Periods for all Purchaser Interests of the Bank One Company, such that after giving effect to such election, no Purchaser Interest of the Bank One Company is funded with Pooled Commercial Paper and (iii) Seller may only make such election once hereunder. In the case of Purchaser Interests of the CL Company, Seller shall, with consultation from, and approval by, the CL Company (such approval not to be unreasonably withheld), from time to time request CP (Tranche) Accrual Periods for the Purchaser Interests of the CL Company.

                  (b) Seller or the applicable Company, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a CP (Tranche) Accrual Period (the "Terminating CP Tranche") for any Purchaser Interest, may, effective on the last day of the Terminating CP
Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating CP Tranche ending on the same day as such Terminating CP Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interest (other than a Purchaser Interest funded substantially with Pooled Commercial Paper) to be purchased on the day such Terminating CP Tranche ends, provided, that in no event may a Purchaser Interest of any Purchasers be combined with a Purchaser Interest of any other Purchaser.

                  (c) Seller shall: at least three (3) Business Days prior to the expiration of any Terminating CP Tranche, give the applicable Company (or its agent) irrevocable notice of the new CP (Tranche) Accrual Period associated with such Terminating CP Tranche and the amount of Capital to be allocated to such new CP (Tranche) Accrual Period. Seller shall use its reasonable best efforts to give such notice such that the applicable Company (or its agent) receives it no later than 12:00 noon (Chicago time) on the day such request is being made. Any such request not received by the applicable Company by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day.

                                   ARTICLE IV
                          FINANCIAL INSTITUTION FUNDING

         Section 4.1 Financial Institution Funding. Each Purchaser Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Agent of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate. If any Purchaser Interest of any Company is assigned or transferred to, or funded by, any Funding Source of

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


such Company pursuant to any Funding Agreement or to or by any other Person, each such Purchaser Interest so assigned, transferred or funded shall each be deemed to have a new Tranche Period commencing on the date of any such transfer or funding and shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof as if each such Purchaser Interest was held by a Financial Institution, and with respect to each such Purchaser Interest, the transferee thereof or lender with respect thereto shall be deemed to be a Financial Institution in the transferring Company's Purchaser Group for purposes hereof; provided that until Seller gives notice to the Agent of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any Purchaser Interest so transferred shall be the Prime Rate.

         Section 4.2 Yield Payments. On the Settlement Date for each Purchaser Interest of the Financial Institutions, Seller shall pay to the applicable Financial Institutions an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with
Article II.

         Section 4.3 Selection and Continuation of Tranche Periods.

                  (a) In the case of Purchaser Interests of any Financial Institution in the Purchaser Group of the Bank One Company, Seller shall (and following the occurrence and during the continuance of a Potential Amortization Event or an Amortization Event, shall with consultation from, and approval by, the applicable Financial Institution), from time to time request Tranche Periods for the Purchaser Interests of such Financial Institutions. In the case of Purchaser Interests of any Financial Institution in the Purchaser Group of the CL Company, Seller shall, with consultation from, and approval by, the applicable Financial Institution (such approval not to be unreasonably withheld), from time to time request Tranche Periods for the Purchaser Interests of such Financial Institution. Notwithstanding the foregoing provisions of this subsection (a), if at any time the Financial Institutions shall have a Purchaser Interest, Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.

                  (b) Seller or the applicable Financial Institution, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the "Terminating Tranche") for any Purchaser Interest, may, effective on the last day of the Terminating Tranche:
(i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interest to be purchased on the day such Terminating Tranche ends, provided, that in no event may a Purchaser Interest of any Purchasers be combined with a Purchaser Interest of any other Purchaser.

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 4.4 Financial Institution Discount Rates. Seller may select the LIBO Rate or the Prime Rate for each Purchaser Interest of the Financial Institutions. Seller shall: (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the applicable Financial Institution irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Seller shall use its reasonable best efforts to give such notice such that the applicable Financial Institution receives it no later than 12:00 noon (Chicago time) on the day such request is being made. Any such request not received by the applicable Financial Institution by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. Until Seller gives notice to the applicable Financial Institution of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof (or transferred to, or funded by, any Funding Source pursuant to any Funding Agreement or to or by any other Person) shall be the Prime Rate.

         Section 4.5 Suspension of the LIBO Rate.

                  (a) If any Financial Institution notifies the Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group at the LIBO Rate would violate any applicable law, rule, regulation or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at the LIBO Rate are not available or (ii) the LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at the LIBO Rate, then the Agent shall suspend the availability of the LIBO Rate for the Financial Institutions in such Financial Institution's Purchaser Group and require Seller to select the Prime Rate for any Purchaser Interest funded by the Financial Institutions in such Financial Institution's Purchaser Group accruing Yield at the LIBO Rate.

                  (b) If less than all of the Financial Institutions in such Financial Institution's Purchaser Group give a notice to the Agent pursuant to
Section 4.5(a), each Financial Institution which gave such a notice shall be obliged, at the request of Seller, the Company in such Financial Institution's Purchaser Group or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution in such Financial Institution's Purchaser Group or (ii) another funding entity nominated by Seller or the Agent that is acceptable to the Company in such Financial Institution's Purchaser Group and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions in such Financial Institution's Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).

         Section 4.6 Extension of Liquidity Termination Date.

                  (a) Seller may request one or more 364-day extensions of the Liquidity Termination Date then in effect by giving written notice of such request to the Agent (each such notice an "Extension Notice") at least 60 days prior to the Liquidity Termination Date then in effect. After the Agent's receipt of any Extension Notice, the Agent shall promptly advise each Financial Institution of such Extension Notice. Each Financial Institution may, in its sole discretion, by a written irrevocable notice (a "Consent Notice") given to the Agent on or prior to the 30th day prior to the Liquidity Termination Date then in effect (such period from the date of the Extension Notice to such 30th day being referred to herein as the "Consent Period"), consent to such extension of such Liquidity Termination Date; provided, however, that such extension shall not be effective with respect to a Financial Institution if such Financial
Institution: (i) notifies the Agent during the Consent Period that such Financial Institution does not wish to consent to such extension or (ii) fails to respond to the Agent within the Consent Period (each Financial Institution that does not wish to consent to such extension or fails to respond to the Agent within the Consent Period is herein referred to as a "Non-Renewing Financial Institution"). If at the end of the Consent Period, there is no Non-Renewing Financial Institution then, the Liquidity Termination Date shall be irrevocably extended until the date that is 364 days after the Liquidity Termination Date then in effect. If at the end of the Consent Period there is a Non-Renewing Financial Institution, then unless such Non-Renewing Financial Institution assigns its rights and obligations hereunder pursuant to Section 4.6(b) (each such Non-Renewing Financial Institution whose rights and obligations under this Agreement and the other applicable Transaction Documents are not so assigned is herein referred to as a "Terminating Financial Institution"), the then existing Liquidity Termination Date shall be extended for an additional 364 days with respect to all Financial Institutions other than the Terminating Financial Institution; provided, however, that (i) the Purchase Limit shall be reduced on the Termination Date applicable to each Terminating Financial Institution by an aggregate amount equal to the Terminating Commitment Availability of each Terminating Financial Institution and shall thereafter continue to be reduced by amounts equal to any reduction in the Capital of any Terminating Financial Institution (after application of Collections pursuant to Sections 2.2 and 2.3),
(ii) the Company Purchase Limit of each Company shall be reduced by the aggregate amount of the Terminating Commitment Amount of each Terminating Financial Institution in such Company's Purchaser Group and (iii) the Commitment of each Terminating Financial Institution shall be reduced to zero on the Termination Date applicable to such Terminating Financial Institution. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a "Financial Institution"; provided, however, that the provisions of

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.

                  (b) Upon receipt of notice from the Agent pursuant to Section 4.6(a) of any Non-Renewing Financial Institution, one or more of the Financial Institutions (including any Non-Renewing Financial Institution) may proffer to the Agent and the Company in such Non-Renewing Financial Institution's Purchaser Group the names of one or more institutions meeting the criteria set forth in
Section 12.1(b)(i) that are willing to accept assignments of and assume the rights and obligations under this Agreement and the other applicable Transaction Documents of the Non-Renewing Financial Institution. Provided the proffered name(s) are acceptable to the Agent and the Company in such Non-Renewing Financial Institution's Purchaser Group, the Agent shall notify the remaining Financial Institutions of such fact, and the then existing Liquidity Termination Date shall be extended for an additional 364 days upon satisfaction of the conditions for an assignment in accordance with Section 12.1, and the Commitment of each Non-Renewing Financial Institution shall be reduced to zero.

                  (c) Any requested extension may be approved or disapproved by a Financial Institution in its sole discretion. In the event that the Commitments are not extended in accordance with the provisions of this Section 4.6, the Commitment of each Financial Institution shall be reduced to zero on the Liquidity Termination Date. Upon reduction to zero of the Commitment of a Financial Institution and upon reduction to zero of the Capital of all of the Purchaser Interests of such Financial Institution all rights and obligations of such Financial Institution hereunder shall be terminated and such Financial Institution shall no longer be a "Financial Institution"; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Financial Institution prior to its termination as a Financial Institution.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of The Seller Parties. Each Seller Party hereby represents and warrants to the Agent and the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase and the date of each Reinvestment that:

                  (a) Corporate Existence and Power. Such Seller Party is a corporation, limited liability company or limited partnership duly organized and validly existing in good standing under the laws of its state of organization. Each such Seller Party is duly qualified to do business and is in good standing as a foreign corporation or entity, and has and holds all corporate or other power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except to the extent that the failure to so qualify or hold could not reasonably be expected to have a Material Adverse Effect.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller's use of the proceeds of purchases made hereunder, are within its corporate or other powers and authority and have been duly authorized by all necessary corporate or other action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

                  (c) No Conflict. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws (or equivalent organizational documents) or any shareholder agreements, voting trusts or similar arrangements applicable to its authorized shares or other equity interests, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                  (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.

                  (f) Binding Effect. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (g) Accuracy of Information. All information heretofore furnished by or on behalf of such Seller Party or any of its Affiliates to the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by or on behalf of such Seller Party or any of its Affiliates to the Agent or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances made or presented.

                  (h) Use of Proceeds. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction that is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (i) Good Title. Immediately prior to each purchase hereunder, Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's ownership interest in each Receivable, its Collections and the Related Security.

                  (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Purchasers) ownership or security interest in the Receivables, the Related Security and the Collections.

                  (k) Jurisdiction of Organization; Places of Business, etc.
Exhibit III correctly sets forth such Seller Party's legal name, jurisdiction of organization, Federal Employer's Identification Number and State Organizational Identification Number. Such Seller Party's principal places of business and chief executive office and the offices where such Seller Party keeps all of its Records are located at the address(es) listed on Exhibit III, or such other locations of which the Agent has been notified in accordance with Section 7.2(a) in jurisdictions where all action required by Section 14.4(a) has been taken and completed. Such Seller Party has not within the period of six months prior to the date

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


hereof, (i) changed its location (as defined in Section 9-307 of the UCC), except as set forth on Exhibit III or (ii) changed its legal name (except as set forth on Exhibit III), corporate structure or become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person. Seller is a Delaware limited partnership and is a "registered organization" (within the meaning of Section 9-102 of the UCC in effect in the State of Delaware).

                  (l) Collections. The conditions and requirements set forth in
Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock- Box, are listed on Exhibit IV. Seller has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account, or the right to take dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                  (m) Material Adverse Effect. (i) Each of the Initial Servicers represents and warrants that since December 31, 1999, and each of the Additional Servicers represents and warrants that since December 31, 2000, and each of the Dean Entities represents and warrants that since May 31, 2001, no event has occurred that would have a material adverse effect on the financial condition or operations of such Servicer and its Subsidiaries taken as a whole or the ability of such Servicer to perform its obligations under this Agreement and (ii) Seller represents and warrants that since June 30, 2000, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller, (B) the ability of Seller to perform its obligations under the Transaction Documents or (C) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  (n) Names. In the past five (5) years, Seller has not used any corporate names, trade names or assumed names other than Suiza Receivables, L.P. and the name in which it has executed this Agreement.

                  (o) Ownership of Seller. Suiza Dairy Group, L.P. and Provider own, directly or indirectly, 100% of the limited partnership interests and 99.9% of the partnership interests of Seller, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). Dairy Group Receivables GP, LLC (f/k/a Suiza Receivables GP, LLC) is the general partner of Seller and owns, directly or indirectly, 100% of the general partnership interests and 0.1% of the partnership interests of Seller, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). There are no options or other rights to acquire any partnership interest of Seller. 100% of the membership interests of Dairy Group Receivables GP, LLC are owned, directly or indirectly by Provider.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (p) Not a Holding Company or an Investment Company. Such Seller Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (q) Compliance with Law. Such Seller Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with any Writing or Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Writing or Contract is in violation of any such law, rule or regulation.

                  (r) Compliance with Credit and Collection Policies. Such Seller Party has complied in all material respects with its Credit and Collection Policy with regard to each Receivable and any related Writing or Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Agent has been notified in accordance with Section 7.1(a)(vii).

                  (s) Payments to Originators and Morningstar . With respect to each Receivable transferred to Seller by each Originator under the Receivables Sale Agreement, Seller has given reasonably equivalent value to such Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), as amended. With respect to each Receivable transferred to MRC by Morningstar under the Transfer Agreement, MRC has given reasonably equivalent value to Morningstar in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by Morningstar of any Receivable under the Transfer Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), as amended.

                  (t) Enforceability of Contracts. Each Contract, if any, with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (u) Eligible Receivables. Each Receivable included in the Net Receivables Balance as an Eligible Receivable on the date of its purchase under the Receivables Sale Agreement was an Eligible Receivable on such purchase date.

                  (v) Net Receivables Balance. Seller has determined that, immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Aggregate Reserves.

                  (w) Accounting. The manner in which such Seller Party accounts for the transactions contemplated by this Agreement, the Receivables Sale Agreement and the Transfer Agreement does not jeopardize the true sale analysis.

                  (x) No Adverse Selection. To the extent that any Originator has retained Receivables that would be Eligible Receivables but that have not been transferred to Seller under the Receivables Sale Agreement, such Originator has not selected those Receivables to be transferred hereunder in any manner that materially adversely affects the Agent or the Purchasers hereunder. To the extent that Morningstar has retained Receivables that would be Eligible Receivables but that have not been transferred to MRC under the Transfer Agreement, Morningstar has not selected those Receivables to be transferred thereunder in any manner that materially adversely affects the Agent or the Purchasers hereunder.

         Section 5.2 Financial Institution Representations and Warranties. Each Financial Institution hereby represents and warrants to the Agent and the Company in such Financial Institution's Purchaser Group that:

                  (a) Existence and Power. Such Financial Institution is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

                  (b) No Conflict. The execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets, except, in any case, where such contravention or violation could not reasonably be expected to have a material adverse effect on (i) the financial condition or operations of such Financial Institution, (ii) the ability of such Financial Institution to perform its obligations under this Agreement or (iii) the legality, validity or enforceability of this



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Agreement. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

                  (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder, except that has already been received.

                  (d) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


                                   ARTICLE VI
                             CONDITIONS OF PURCHASES

         Section 6.1 Conditions Precedent to Initial Incremental Purchase. The effectiveness of this Agreement is subject to the conditions precedent that the Agent shall have received on or before the Closing Date those documents listed on Schedule B and the Agent and the Purchasers shall have received all fees and expenses required to be paid on or prior to the date hereof pursuant to the terms of this Agreement and the Fee Letters.

         Section 6.2 Conditions Precedent to All Purchases and Reinvestments. Each purchase of a Purchaser Interest and each Reinvestment shall be subject to the further conditions precedent that in the case of each such purchase or
Reinvestment: the Servicers shall have delivered to the Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent, all Periodic Reports, including, without limitation, the most recent Periodic Report as and when due under Section 8.5, and upon the Agent's request, the Servicers shall have delivered to the Agent at least three (3) days prior to such purchase or Reinvestment an interim Monthly Report showing the amount of Eligible Receivables; the Facility Termination Date shall not have occurred; (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request and (d) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):

                  (i) the representations and warranties set forth in Section
5.1 are true and correct on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such date;



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                  (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute a Potential Amortization Event; and

                  (iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%.

It is expressly understood that each Reinvestment shall, unless otherwise directed by the Agent or any Purchaser, occur automatically on each day that any Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Agent, which right may be exercised at any time on demand of the Agent, to rescind the related purchase and direct Seller to pay to the Agent for the benefit of the Purchasers an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.


                                   ARTICLE VII
                                    COVENANTS

         Section 7.1 Affirmative Covenants of The Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

                  (a) Financial Reporting. Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent):

                                    (i) Annual Reporting. Within 90 days after
         the close of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for Provider for such fiscal year certified in a manner acceptable to the Agent by independent public accountants acceptable to the Agent.

                                    (ii) Quarterly Reporting. Within 45 days
         after the close of the first three (3) quarterly periods of each of its respective fiscal years, (A) consolidated balance sheets of Provider and its Subsidiaries as at the close of each such period, (B) consolidated statements of income and retained earnings and a statement of cash flows for Provider for the



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         period from the beginning of such fiscal year to the end of such quarter, (C) the balance sheet of Seller as at the close of each such period and (D) statements of income and retained earnings and a statement of cash flows for Seller, all certified by its respective chief financial officer or treasurer.

                                    (iii) Compliance Certificate. Together with
         the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by an Authorized Officer of the Seller Parties and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                                    (iv) Shareholders Statements and Reports.
         Promptly upon the furnishing thereof to the shareholders of such Seller Party, to the extent not available electronically, copies of all financial statements, reports and proxy statements so furnished.

                                    (v) S.E.C. Filings. Promptly upon the filing
         thereof, to the extent not available electronically, copies of all annual, quarterly, monthly or other regular reports that Provider or any of its Subsidiaries files with the Securities and Exchange Commission.

                                    (vi) Copies of Notices. Promptly upon its
         receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent, copies of the same.

                                    (vii) Change in Credit and Collection
         Policies. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to any Credit and Collection Policy, a copy of such Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's and the Required Purchasers' consent thereto.

                                    (viii) Copies of Dean Credit Agreement
         Amendments. Promptly after execution thereof, copies of each amendment to the Dean Credit Agreement as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement."

                                    (ix) Other Information. Promptly, from time
         to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such

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                                                            AMENDED AND RESTATED
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         Seller Party as the Agent may from time to time reasonably request in order to protect the interests of the Agent and the Purchasers under or as contemplated by this Agreement.

                  (b) Notices. Such Seller Party will notify the Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                                    (i) Amortization Events or Potential
         Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

                                    (ii) Judgment and Proceedings. (1) The entry
         of any judgment or decree against Provider or any Servicer or any of its respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Provider or such Servicer and its respective Subsidiaries could reasonably be expected to have a Material Adverse Effect, and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against Provider that, if adversely determined, could reasonably be expected to have a Material Adverse Effect, or against any Servicer; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller.

                                    (iii) Material Adverse Effect. The
         occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                                    (iv) Termination Date. The occurrence of the
         "Termination Date" under and as defined in the Receivables Sale Agreement.

                                    (v) Defaults Under Other Agreements. The
         occurrence of a default or an event of default under any other financing arrangement pursuant to which such Seller Party is a debtor or an obligor that could reasonably be expected to have a Material Adverse Effect.

                  (c) Compliance with Laws and Preservation of Corporate Existence. Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject if noncompliance with any such law, rule, regulation, order, writ, judgment, injunction, decree or award could reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so qualify or remain qualified could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

                  (d) Audits. Such Seller Party will furnish to the Agent (with the Agent providing copies thereof to each Financial Institution, subject to the Agent receiving any necessary consents to disclosure) from time to time such information with respect to it and the Receivables as the Agent or the Required Purchasers may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Agent upon reasonable notice, permit the Agent, or its agents or representatives (and shall cause each Originator and Morningstar) to permit the Agent or its agents or representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Writings or Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Writings or Contracts and, in each case, with any of the officers or employees of Seller or any Servicer having knowledge of such matters. All such examinations and visits shall be at the sole cost of such Seller Party; provided, however, that (i) for so long as no Amortization Event or Potential Amortization Event shall have occurred and be continuing and (ii) the result of the immediately preceding examination and/or visit of such Seller Party shall have been reasonably satisfactory to the Agent, such cost shall be borne by such Seller Party not more than once per calendar year (although in no event shall the foregoing be construed to limit the Agent or its agents or representatives to one such examination and/or visit during such calendar year period with respect to such Seller Party, provided, that if the Agent or its agents or representatives fails to make any such examination and/or visit during any calendar year period, any Financial Institution or its agent or representatives may make such examination and/or visit in the Agent's stead).

                  (e) Keeping and Marking of Records and Books.

                                    (i) The Servicers will (and will cause each
         Originator and Morningstar to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicers will (and will cause each Originator and Morningstar to) give the Agent notice of any

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         material change in the administrative and operating procedures referred to in the previous sentence.

                                    (ii) Such Seller Party will (and will cause
         each Originator and Morningstar to) (A) on or prior to June 30, 2000 with respect to any Seller Party or Originator (other than GTL, Tuscan Dairies, Tuscan Management and each Dean Entity), on or prior to June 28, 2001 with respect to GTL, Tuscan Dairies and Tuscan Management, and on or prior to the date hereof with respect to any Seller Party or Originator that is a Dean Entity, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Agent, describing the Purchaser Interests and (B) upon the request of the Agent following the occurrence and during the continuance of an Amortization Event (x) mark each Writing or Contract with a legend describing the Purchaser Interests and (y) deliver to the Agent all Writings and Contracts (including, without limitation, all multiple originals of any such Writing or Contract) relating to the Receivables.

                  (f) Compliance with Contracts and Credit and Collection Policies. Such Seller Party will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with its respective Credit and Collection Policy in regard to each Receivable and any related Contract.

                  (g) Performance and Enforcement of Receivables Sale Agreement. Seller will, and will require each Originator to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller will require MRC to perform its obligations and undertakings under the Transfer Agreement, to purchase Receivables thereunder in strict compliance with the terms thereof and to vigorously enforce the rights and remedies accorded to it under the Transfer Agreement. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement and requiring MRC to make claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transfer Agreement.

                  (h) Ownership. Seller will (or will cause each Originator to) take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent and

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                                                            AMENDED AND RESTATED
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the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Purchasers as the Agent may reasonably request).

                  (i) Purchasers' Reliance. Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller's identity as a legal entity that is separate from the Originators. Therefore, from and after June 30, 2000, Seller shall take all reasonable steps, including, without limitation, all steps that the Agent or any Purchaser may from time to time reasonably request, to maintain Seller's identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of the Originators and any Affiliates thereof and not just a division of an Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:

                                              (A) conduct its own business in
         its own name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of any Originator or any Affiliate thereof (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Seller's employees);

                                              (B) compensate all employees,
         consultants and agents directly, from Seller's own funds, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of any Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Seller and Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to Seller and such Originator or such Affiliate, as applicable;

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                                                            AMENDED AND RESTATED
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                                              (C) clearly identify its offices
         (by signage or otherwise) as its offices and, if such office is located in the offices of any Originator or any Affiliate thereof, allocate fairly any overhead for shared office space;

                                              (D) have a separate telephone
         number or extension, which will be answered only in its name and separate stationery, invoices and checks in its own name;

                                              (E) conduct all transactions with
         the Originators and the Servicers (including, without limitation, any delegation of its obligations hereunder as Servicers) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Seller and each Originator (or any Affiliate thereof) on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                                              (F) at all times have as its
         general partner a limited liability company having at least one Independent Manager;

                                              (G) observe all corporate and/or
         limited partnership formalities as a distinct entity, and ensure that all corporate and/or limited partnership actions relating to (A) the selection, maintenance or replacement of the general partner, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by the Independent Manager of the general partner;

                                              (H) maintain Seller's books and
         records separate from those of each Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of such Originator and any Affiliate thereof;

                                              (I) prepare its financial
         statements separately from those of each Originator and Morningstar and insure that any consolidated financial statements of such Originator or any Affiliate thereof that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                              (J) except as herein specifically
         otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of any Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Seller alone is the account party and from which Seller alone (or the Agent hereunder) has the sole power to make withdrawals;

                                              (K) pay all of Seller's operating
         expenses from Seller's own assets (except for certain payments by the Originators or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

                                              (L) operate its business and
         activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement (it being understood that Seller may enter into the transactions contemplated by the Demand Note); and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,
         (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to each Originator thereunder for the purchase of Receivables from any Originator under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

                                              (M) maintain its limited
         partnership agreement in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its limited partnership agreement in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;

                                              (N) maintain the effectiveness of,
         and continue to perform under the Receivables Sale Agreement and the Demand Note, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement or the Demand Note, or give any consent, waiver, directive or approval under the Receivables Sale Agreement or the Demand Note, or waive any default, action, omission or breach under the Receivables Sale Agreement or

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         under the Demand Note, or otherwise grant any indulgence under the Receivables Sale Agreement or the Demand Note, without (in each case) the prior written consent of the Agent and the Required Purchasers;

                                              (O) maintain its limited
         partnership separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary;

                                              (P) maintain at all times the
         Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of capital stock or partnership interest or payment of any subordinated indebtedness that would cause the Required Capital Amount to cease to be so maintained;

                                              (Q) take such other actions as are
         necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Locke & Liddell & Sapp LLP, as counsel for Seller, in connection with the closing or initial Incremental Purchase or initial Reinvestment under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

                  (j) Collections. Such Seller Party will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller will (except as otherwise specified in Section 8.2(b)) remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control or grant "control" (within the meaning of Section 9- 104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

                  (k) Taxes. Such Seller Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


any time owing except, in the case of each Seller Party other than Seller, for taxes not yet due or that are being diligently contested in good faith by appropriate proceedings and that have been adequately reserved against in accordance with GAAP. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Company, the Agent or any Financial Institution.

                  (l) Payment to Originators and Morningstar. With respect to any Receivable purchased by Seller from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable. With respect to any Receivable purchased by MRC from Morningstar, such sale shall be effected under, and in strict compliance with the terms of, the Transfer Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to MRC in respect of the purchase price for such Receivable.

                  (m) Local Collections. On or prior to the date that is 45 days after the date hereof (the "Lock-Box Date"), Seller shall have notified all Obligors of Receivables originated by any Local Originator to pay all Collections on such Receivables directly to a Lock-Box or Collection Account and, to the extent any such Lock-Box or Collection Account is not in existence on the date hereof, Seller shall have delivered, on or prior to the Lock-Box Date, an executed Collection Account Agreement acceptable to the Agent with respect to such new Lock-Box or Collection Account.

                  (n) Amendments to Existing Collection Account Agreements. On or prior to the Lock-Box Date, Seller shall deliver to the Agent duly executed amendments to each of the Collection Account Agreements executed and delivered in connection with the Original Agreement, each such amendment to be in form and substance reasonably satisfactory to the Agent.

                  (o) Chase Accounts. Such Seller Party will, prior to the Lock-Box Date, (i) terminate (or caused to be terminated) the Chase Bank of Texas as a Collection Bank and (ii) instruct all Obligors currently remitting payments to the Lock-Boxes and Collection Accounts identified on Schedule G (the "Chase Lock-Boxes") to remit such payments to another existing Lock-Box or Collection Account or a new Lock-Box or Collection Account as to which such Seller Party will, within the time period specified above, deliver to the Agent an executed Collection Account Agreement acceptable to the Agent with respect to such new Lock-Box or Collection Account. On and after the Lock-Box Date, such Seller Party will not permit any Collections or any other proceeds of Receivables to be deposited to the Chase Lock-Boxes or the associated Collection Accounts.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 7.2 Negative Covenants of The Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

                  (a) Name Change, Jurisdiction of Organization, Offices, Records and Books of Accounts. Such Seller Party will not change its name, identity, corporate or other organizational structure or jurisdiction of organization (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions) or relocate its chief executive office, principal place of business or any office where Records are kept unless it shall have: (i) given the Agent at least thirty (30) days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

                  (b) Change in Payment Instructions to Obligors. Except as may be required by Section 7.1(m) or by the Agent pursuant to Section 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement acceptable to the Agent with respect to the new Collection Account or Lock-Box; provided, however, that the Servicers may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                  (c) Modifications to Writings, Contracts and Credit and Collection Policies. Such Seller Party will not, and will not permit any Originator or Morningstar to, make any change to such Originator's or Morningstar's Credit and Collection Policy that could materially (either individually or in the aggregate) adversely affect the collectibility of the Receivables or materially (either individually or in the aggregate) decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicers will not, and will not permit any Originator or Morningstar to, extend, amend or otherwise modify the terms of any Receivable or the Writing or Contract related thereto other than in accordance with such Originator's or Morningstar's Credit and Collection Policy.

                  (d) Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to the Writing or Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Purchasers provided for herein), and Seller will defend the right, title and interest of the Agent and

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or any Originator or Morningstar. Seller will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, the financing or lease of which gives rise to any Receivable.

                  (e) Net Receivables Balance. At no time prior to the Amortization Date shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Aggregate Reserves.

                  (f) Termination Date Determination. Seller will not designate the Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to any Originator in respect thereof, without the prior written consent of the Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement.

                  (g) Restricted Junior Payments. From and after the occurrence of any Amortization Event, Seller will not make any Restricted Junior Payment if, after giving effect thereto, Seller would fail to meet its obligations set forth in Section 7.2(e).

                  (h) Demand Notes. At no time shall Seller cause or permit the aggregate outstanding principal balance of the Demand Note to exceed the sum of $21,325,653.


                                  ARTICLE VIII
                          ADMINISTRATION AND COLLECTION

         Section 8.1 Designation of Servicers. (a) The servicing, administration and collection of the Receivables shall be conducted by such Person or Persons (each such Person, a "Servicer") so designated from time to time in accordance with this Section 8.1. Each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer pursuant to the terms of this Agreement. The Agent may, and at the direction of the Required Purchasers shall, at any time following an Amortization Event, designate as Servicer any Person to succeed Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or Tuscan Management, or any successor Servicer.

                  (b) Without the prior written consent of the Agent and the Required Purchasers, neither Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity nor Tuscan Management shall be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Seller and (ii) with respect to certain Charged-Off Receivables, outside collection agencies in accordance with

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


its customary practices. Seller shall not be permitted to further delegate to any other Person any of the duties or responsibilities of a Servicer delegated to it by Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or Tuscan Management. If at any time following an Amortization Event the Agent shall designate as Servicer any Person other than Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or Tuscan Management, all duties and responsibilities theretofore delegated by Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or Tuscan Management to Seller may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or Tuscan Management, as applicable, and to Seller.

                  (c) Notwithstanding the foregoing subsection (b), (i) each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management shall be and remain primarily liable to the Agent and the Purchasers for the full and prompt performance of all of its duties and responsibilities as a Servicer hereunder and (ii) the Agent and the Purchasers shall be entitled to deal exclusively with Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management in matters relating to the discharge by a Servicer of its duties and responsibilities hereunder. The Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity or Tuscan Management in order for communication to a Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management, at all times that it is a Servicer, shall be responsible for providing any sub-servicer or other delegate of a Servicer with any notice given to a Servicer under this Agreement.

         Section 8.2 Duties of Servicer. Each Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance in all material respects with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance in all material respects with the applicable Originator's or Morningstar's Credit and Collection Policy.

                  (b) Each Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account; provided, however, that (i) prior to the date that is 45 days after the date hereof, to the extent an Obligor of a Receivable originated by a Local Originator currently remits Collections to a local employee of a Local Originator, the applicable Servicer will insure that such local employee remits such Collections to a local depository account no less frequently than weekly and within two (2) Business Days of such local employee's deposit of such Collections, such Servicer will cause such Collections to be deposited directly to a Lock-Box or Collection Account; and (ii) to the extent that the Originator (other than a Local Originator) of the Receivable giving rise to such Collections

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


or Morningstar, as applicable, currently permits the Obligor of such Receivable to pay such Collections to a local employee of such Originator or Morningstar, as applicable, such Servicer will insure that such local employees remit such Collections to a local depository account no less frequently than weekly, and within two (2) Business Days of such local employee's deposit of such Collections, such Servicer will cause such Collections to be deposited directly to a Lock-Box or Collection Account. With respect to payments relating to Receivables that are remitted directly to any Servicer, such Servicer will remit such payments (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, such Servicer will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Each Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a Collection Account at any time. Prior to the delivery of any Collection Notice to any Collection Bank, in the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the applicable Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security (which identification shall occur no later than two (2) Business Days after such amounts are received therein), such Servicer shall promptly (and, in any event, no later than one (1) Business Day after such identification) remit such items to the Person identified to it as being the owner of such remittances and cause such amounts to be removed from such Lock-Box or Collection Account. From and after the date the Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Agent may request that the Servicers, and the Servicers thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, Seller and the Servicers shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

                  (c) The Servicers shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicers shall set aside and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections in accordance with Article II. The Servicers shall, upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of each of the Servicers or Seller prior to the remittance thereof in accordance with Article
II. If the Servicers shall be required to segregate Collections pursuant to the preceding sentence, the Servicers shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the second Business Day following receipt by any Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

                  (d) The Servicers may, in accordance with the applicable Originator's or Morningstar's Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicers determine to be appropriate

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Charged-Off Receivable or limit the rights of the Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Amortization Event and until such time as the Aggregate Unpaids have been indefeasibly paid in full, the Agent shall have the absolute and unlimited right to direct the Servicers to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

                  (e) The Servicers shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Writings and Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as reasonably practicable upon demand of the Agent, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicers shall, as soon as reasonably practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicers shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.

                  (f) Any payment by an Obligor in respect of any indebtedness owed by it to any Originator or Morningstar or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

         Section 8.3 Collection Notices. The Agent is authorized at any time to date and to deliver to the Collection Banks the Collection Notices. Seller hereby agrees that, effective when the Agent delivers such notice, the Agent (for the benefit of the Purchasers) shall have exclusive ownership and sole "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of each Lock-Box, the Collection Accounts and the amounts on deposit therein. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes the Agent, and agrees that the Agent shall be entitled to (i) endorse Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Writings and Contracts and the Related Security and
(iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than Seller or any Servicer.

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 8.4 Responsibilities of Seller. Anything herein to the contrary notwithstanding, the exercise by the Agent and the Purchasers of their rights hereunder shall not release the Servicers, the Originators, Morningstar or Seller from any of their duties or obligations with respect to any Receivables or under the related Writings or Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Writings or Contracts, nor shall any of them be obligated to perform the obligations of Seller.

         Section 8.5 Reports. The Servicers shall prepare and forward to the Agent and each Financial Institution (i) on the 20th calendar day of each month and at such times as the Agent or the Required Purchasers shall request, a Monthly Report and (ii) at such times as the Agent or the Required Purchasers shall request, a listing by Obligor of all Receivables together with an aging of such Receivables. In addition, during any time when the long-term debt rating of Provider is rated Ba3 or lower by Moody's Investors Service, Inc. and BB- or lower by Standard & Poor's Ratings Group, the Servicers shall prepare and forward to the Agent and each Financial Institution on Wednesday of each calendar week, an abbreviated Monthly Report in a form acceptable to the Agent (each such report, a "Weekly Report") with respect to and as of the end of the immediately preceding calendar week.

         Section 8.6 Servicing Fees. In consideration of each of Morningstar's, Country Fresh's, Land-O-Sun's, Southern Foods', GTL's, Tuscan Dairies', each Dean Entity's and Tuscan Management's agreement to each act as a Servicer hereunder, the Purchasers hereby agree that, so long as each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management shall continue to perform as a Servicer hereunder, Seller shall pay over to Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management collectively, a fee (the "Servicing Fee") on each Settlement Date (other than a Settlement Date relating to a CP (Tranche) Accrual Period) for the immediately preceding Settlement Period equal to 1% (one percent) of the lesser of the (a) the average Net Receivables Balance during such Settlement Period and (b) the average Capital of all Receivables during such period, as compensation for its servicing activities. Such Servicing Fee shall be allocated among Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management as Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and Tuscan Management shall mutually determine.


                                   ARTICLE IX
                               AMORTIZATION EVENTS

         Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (a) Any Seller Party shall fail (i) to make any payment or deposit of any amount consisting of Capital required hereunder when due, or (ii) to make any payment or deposit of any other amount required hereunder when due and such failure shall continue for two (2) consecutive Business Days, or (iii) to perform or observe any term, covenant or agreement set forth in Section 7.2 hereof, or (iv) to perform or observe any term, covenant or agreement set forth in Section 7.1(a)(iv), (a)(v), (a)(viii) or (c)(second sentence only), and such failure shall continue for thirty (30) consecutive days or (v) to perform or observe any other term, covenant or agreement hereunder (other than as referred to in clauses (i), (ii), (iii) or (iv) of this paragraph (a)) and such failure shall continue for five (5) consecutive Business Days.

                  (b) Any representation, warranty, certification or statement made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

                  (c) Failure of Seller to pay any Indebtedness when due; or the failure of any other Seller Party to pay Indebtedness when due in excess of $50,000,000; or the default by any Seller Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Seller Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (d) (i) Any Seller Party or Provider shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller Party or Provider seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any Seller Party or Provider shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

                  (e) Seller shall fail to comply with the terms of Section 2.6 hereof and such failure shall not have been remedied within one Business Day.

                  (f) (i) As at the end of any calendar month, the average of the Default Ratios for the three most recently-ended calendar months shall exceed 7.75%; or (ii) as at the end of any calendar month, the average of the Dilution Ratios for the three most recently- ended calendar months shall exceed 4%; or (iii) as at the end of any calendar month ending on or prior to August 31, 2002, the average of the Delinquency Ratios for the three

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


most recently-ended calendar months shall exceed 3.75%; or (iv) as at the end of any calendar month ending after August 31, 2002, the average of the Delinquency Ratios for the three most recently-ended calendar months shall exceed 3.00%.

                  (g) A Change of Control shall occur.

                  (h) (i) One or more final judgments for the payment of money shall be entered against Seller or (ii) one or more final judgments for the payment of money in an amount in excess of $50,000,000, individually or in the aggregate, shall be entered against any Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  (i) The "Termination Date" under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or the Seller or any Originator shall fail to observe any term or condition of the Sale Agreement or shall waive its right to enforce the terms and conditions of the Sale Agreement; or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the Receivables Sale Agreement (other than an Immaterial Originator which ceases to transfer Receivables subject to and in accordance with Section 1.7 of the Receivables Sale Agreement).

                  (j) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts.

                  (k) Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Provider, or Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

                  (l) The Agreement of General Partner shall terminate in whole or in part or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the general partner of the Seller or the general partner of the Seller or the Seller shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the general partner of the Seller shall fail in any respect to perform its obligations under the Agreement of General Partner.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (m) Provider shall fail to own, free and clear of any Adverse Claims, in the aggregate, either directly or indirectly, 100% of the limited partnership interests of Seller and 99.9% of the partnership interests of Seller; or Dairy Group Receivables GP, LLC (f/k/a Suiza Receivables GP, LLC) shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), 100% of the general partnership interests of Seller and 0.1% of the partnership interests of Seller; or Provider and Suiza Dairy Group, L.P. shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), in the aggregate, either directly or indirectly, 100% of the membership interests of Dairy Group Receivables GP, LLC.

                  (n) Provider shall fail to comply with the Dean Financial Covenants.

         Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of the Required Purchasers shall, take any of the following actions: (i) replace any Person then acting as Servicer; (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that (A) upon the occurrence of an Amortization Event described in Section 9.1(d)(ii), or of an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party and (B) upon the occurrence of an Amortization Event described in
Section 9.1(a), 9.1(d) or 9.1(e), by three (3) Business Days' notice to the Agent, each other Purchaser and Seller, the affected Financial Institution in the case of a Section 9.1(a) Amortization Event and any Financial Institution in the case of a Section 9.1(d) or 9.1(e) Amortization Event may terminate its Commitment hereunder, whereupon such Financial Institution shall be deemed to be a "Terminating Financial Institution" for all purposes hereof; (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time;
(iv) deliver the Collection Notices to the Collection Banks; (v) notify Obligors of the Purchasers' interest in the Receivables; and (vi) notify Provider of the Purchaser's interest in the Demand Note, make demand for any and all payments due thereunder and direct that such payments be made directly to the Agent or its designee. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                    ARTICLE X
                                 INDEMNIFICATION

         Section 10.1 Indemnities by The Seller Parties. Without limiting any other rights that the Agent, any Purchaser, any Funding Source or any of their respective Affiliates may have hereunder or under applicable law, (A) Seller hereby agrees to indemnify (and pay upon demand to) the Agent, each Purchaser, each Funding Source and their respective Affiliates, assigns, officers, directors and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, or the use of the proceeds of any purchase hereunder, or the acquisition, funding or ownership, either directly or indirectly, by a Purchaser or a Funding Source of a Purchaser Interest or of an interest in the Receivables, or any Receivable or any Contract or any Writing, or any action of any Seller Party, any Originator, Morningstar or any Affiliate of any of the foregoing and (B) the Servicers hereby agree to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of any Servicer's activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

                                    (i) Indemnified Amounts to the extent a
         final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                                    (ii) Indemnified Amounts to the extent the
         same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                                    (iii) franchise taxes and taxes imposed by
         the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

provided, however, that nothing contained in this sentence shall limit the liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


specifically provided to be paid by such Seller Party under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller or any Servicer) relating to or resulting from:

                                    (i) any representation or warranty made by
         any Seller Party or any Originator or Morningstar in its capacity as seller under the Receivables Sale Agreement or Receivables Transfer Agreement, as applicable (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                                    (ii) the failure by Seller, any Servicer,
         any Originator or Morningstar to comply with any applicable law, rule or regulation with respect to any Receivable or Writing or Contract related thereto, or the nonconformity of any Receivable or Writing or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator or Morningstar to keep or perform any of its obligations, express or implied, with respect to the Writing or Contract;

                                    (iii) any failure of Seller, any Servicer,
         any Originator or Morningstar to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                                    (iv) any products liability, personal injury
         or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Writing or Contract or any Receivable;

                                    (v) any dispute, claim, offset or defense
         (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Writing or Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                                    (vi) the commingling of Collections of
         Receivables at any time with other funds;

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                    (vii) any investigation, litigation or
         proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, any Servicer, any Originator or Morningstar in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                                    (viii) any inability to litigate any claim
         against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                                    (ix) any Amortization Event described in
         Section 9.1(d);

                                    (x) any failure of Seller to acquire and
         maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from the applicable Originator or Morningstar, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to applicable Originator under the Receivables Sale Agreement in consideration of the transfer thereunder by such Originator of any Receivable, or any failure of MRC to give reasonably equivalent value to Morningstar under the Receivables Transfer Agreement in consideration of the transfer by MRC of any Receivable thereunder or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                                    (xi) any failure to vest and maintain vested
         in the Agent for the benefit of the Purchasers, or to transfer to the Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                                    (xii) the failure to have filed, or any
         delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

                                    (xiii) any action or omission by any Seller
         Party that reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

                                    (xiv) any attempt by any Person to void any
         Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action; and

                                    (xv) the failure of any Receivable included
         in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

         Section 10.2 Increased Cost and Reduced Return.

                  (a) If after June 30, 2000 with respect to any Funding Source relating to the Bank One Company, or after the date hereof with respect to any other Funding Source, any such Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Regulatory Change"): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction.

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                                                            AMENDED AND RESTATED
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                  (b) If less than all of the Financial Institutions are subject to any Regulatory Change giving rise to a demand by the Agent pursuant to
Section 10.2(a), each Financial Institution so subject, at the request of Seller, the Company in such Financial Institution's Purchaser Group or the
Agent, shall assign all of its rights and obligations hereunder to (i) another Financial Institution in such Financial Institution's Purchaser Group or (ii) another funding entity nominated by Seller or the Agent that is acceptable to the Company in such Financial Institution's Purchaser Group and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution and that is not so subject; provided that (i) the subject Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions in such Financial Institution's Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).

         Section 10.3 Other Costs and Expenses. Seller shall pay to the Agent and each Purchaser on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of any Purchaser's auditors auditing the books, records and procedures of any Seller Party, reasonable fees and out-of-pocket expenses of legal counsel for each Purchaser and the Agent (which such counsel may be employees of any Purchaser or the Agent) with respect thereto and with respect to advising any Purchaser or the Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Agent on demand any and all costs and expenses of the Agent and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. Seller shall reimburse each Company on demand for all other costs and expenses incurred by such Company ("Other Costs"), including, without limitation, the cost of auditing such Company's books by certified public accountants, the cost of rating the Commercial Paper by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for such Company or any counsel for any shareholder of such Company with respect to advising such Company or such shareholder as to matters relating to such Company's operations.

         Section 10.4 Allocations. Each Company shall allocate the liability for Other Costs among Seller and other Persons with whom such Company has entered into agreements to purchase interests in receivables ("Other Sellers"). If any Other Costs are attributable to Seller and not attributable to any Other Seller, Seller shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to Seller, such Other Sellers shall be solely liable for such Other Costs. All allocations to be

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


made pursuant to the foregoing provisions of this Article X shall be made by the applicable Company in its sole discretion and shall be binding on Seller and the Servicers.


                                   ARTICLE XI
                                    THE AGENT

         Section 11.1 Authorization and Action. Each Purchaser hereby designates and appoints Bank One to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Agent to execute each of the Uniform Commercial Code financing statements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

         Section 11.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 11.3 Exculpatory Provisions. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from Seller or a Purchaser.

         Section 11.4 Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Purchasers or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Purchasers or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

         Section 11.5 Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

         Section 11.6 Reimbursement and Indemnification. The Financial Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents, ratably based on the ratio of each Financial Institution's Commitment to the aggregate Commitment, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Agent,

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

         Section 11.7 Agent in its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though the Agent were not the Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Financial Institution," "Related Financial Institution," "Purchaser," "Financial Institutions," "Related Financial Institutions," and "Purchasers" shall include the Agent in its individual capacity.

         Section 11.8 Successor Agent. The Agent may, upon five days' notice to Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Purchasers during such five-day period shall appoint, with the consent of the Seller, such consent not to be unreasonably withheld or delayed, from among the Purchasers a successor agent. If for any reason no successor Agent is appointed by the Required Purchasers during such five-day period, then effective upon the termination of such five day period, the Purchasers shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and Seller and the Servicers (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.


                                   ARTICLE XII
                           ASSIGNMENTS; PARTICIPATIONS

         Section 12.1 Assignments. Each Seller Party, the Agent and each Purchaser hereby agree and consent to the complete or partial assignment by any Company of all or any portion of its rights under, interest in, title to and obligations under this Agreement to any Funding Source pursuant to any Funding Agreement or to any other Person, and upon such assignment, such Company shall be released from its obligations so assigned. Further, each Seller Party, the Agent and each Purchaser hereby agree that any assignee of any Company of this Agreement or of all or any of the Purchaser Interests of any Company shall have all of the rights and benefits under this Agreement as if the term "Company" explicitly referred to and included such party (provided that (i) the Purchaser Interests of any such assignee that is a Company or a commercial paper conduit shall accrue CP Costs based on

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


such Company's Company Costs or on such commercial paper conduit's cost of funds, respectively, and (ii) the Purchaser Interests of any other such assignee shall accrue Yield pursuant to Section 4.1), and no such assignment shall in any way impair the rights and benefits of any Company hereunder. Neither Seller nor any Servicer shall have the right to assign its rights or obligations under this Agreement.

                  (b) Any Financial Institution may at any time and from time to time assign to one or more Persons ("Purchasing Financial Institutions") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the "Assignment Agreement") executed by such Purchasing Financial Institution and such selling Financial Institution. The consent of the Company in such selling Financial Institution's Purchaser Group and the consent of Seller shall be required prior to the effectiveness of any such assignment; provided, however, that in the event Seller fails to consent to any proposed Purchasing Financial Institution during the thirty (30) day period following Seller's initial receipt of a request for Seller's consent to any such assignment, only the consent of the Company in such selling Financial Institution's Purchaser Group shall thereafter be required with respect to any such assignment. Each assignee of a Financial Institution must (i) have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. and (ii) agree to deliver to the Agent, promptly following any request therefor by the Agent or the Company in such selling Financial Institution's Purchaser Group, an enforceability opinion in form and substance satisfactory to the Agent and such Company. Upon delivery of the executed Assignment Agreement to the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution (including, without limitation, the applicable obligations of a Related Financial Institution) under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Agent shall be required.

                  (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. (or, solely in the case of CLNY, a short-term debt rating of A-2 or better by Standard & Poor's Ratings Group and P-2 by Moody's Investor Service, Inc.) (an "Affected Financial Institution"), such Affected Financial Institution shall be obliged, at the request of the Company in such Affected Financial Institution's Purchaser Group or the Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution in such Affected Financial Institution's Purchaser Group or (y) another funding entity nominated by the Agent and acceptable to the Company in such Affected Financial Institution's Purchaser Group, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Aggregate Capital and Yield owing to the Financial Institutions

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


in such Affected Financial Institution's Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Affected Financial Institution's Purchaser Group.

         Section 12.2 Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a "Participant") participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and Seller, each Company and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i).


                                  ARTICLE XIII
                              INTENTIONALLY OMITTED


                                   ARTICLE XIV
                                  MISCELLANEOUS

         Section 14.1 Waivers and Amendments. No failure or delay on the part of the Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 14.1(b). Each Company, Seller and the Agent, at the direction of the Required Purchasers, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:

                                     (i) without the consent of each affected
         Purchaser, (A) extend the Liquidity Termination Date or the date of any

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         payment or deposit of Collections by Seller or any Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any Financial Institution's Pro Rata Share, any Company's Pro Rata Share, any Financial Institution's Commitment or any Company's Company Purchase Limit (other than, to the extent applicable, pursuant to Section 4.6), (E) amend, modify or waive any provision of the definition of Required Purchasers or this Section 14.1(b), (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable,""Loss Reserve," Yield and Servicer Reserve," "Default Ratio," "Delinquency Ratio," "Dilution Reserve," or "Dilution Ratio" or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

                                     (ii) without the written consent of the
         then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, but with the consent of Seller, the Agent may amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) the Agent, the Required Purchasers and each Company may enter into amendments to modify any of the terms or provisions of Article XI, Article XII, Section 14.13 or any other provision of this Agreement without the consent of any Seller Party, provided that such amendment has no negative impact upon such Seller Party. Any modification or waiver made in accordance with this Section 14.1 shall apply to each of the Purchasers equally and shall be binding upon each Seller Party, the Purchasers and the Agent.

         Section 14.2 Notices. Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on Schedule E hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 14.2. Seller hereby authorizes the Agent and the Purchasers to effect purchases and, selections of CP (Tranche) Accrual Periods, Tranche Periods and Discount Rates based on telephonic notices made by any Person whom the Agent or applicable

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                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


Purchaser in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Agent and each applicable Purchaser a written confirmation of each telephonic notice signed by an authorized officer of Seller; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent or applicable Purchaser, the records of the Agent or applicable Purchaser shall govern absent manifest error.

         Section 14.3 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         Section 14.4 Protection of Ownership Interests of the Purchasers. Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or reasonably desirable, or that the Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. Without limiting the foregoing, Seller will, upon the request of the Agent, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments and documents, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such Purchaser Interests. At any time after the occurrence and during the continuation of an Amortization Event, the Agent may, or the Agent may direct Seller or any Servicer to, notify the Obligors of Receivables, at Seller's expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Seller or the Servicers (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

                  (b) If any Seller Party fails to perform any of its obligations hereunder, the Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing or continuation statements (and amendments thereto and assignments thereof) necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable. The authorization set forth in the second sentence of this Section 14.4(b) is intended to meet all requirements for authorization by a debtor under Article 9 of any applicable enactment of the UCC, including, without limitation, Section 9-509 thereof.

         Section 14.5 Confidentiality. Each Seller Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent and each Purchaser and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party's and such Purchaser's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

                  (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions or the Companies by each other, (ii) by the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent or any Purchaser to any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Company or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One or CLNY acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

         Section 14.6 Bankruptcy Petition. Seller, the Servicers, the Agent and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Funding Source that is a special purpose bankruptcy remote entity or of any Company, it will not institute against, or join any other Person in instituting against, any such entity or any Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 14.7 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Company, the Agent or any Financial Institution, no claim may be made by any Seller Party or any other Person against any Company, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 14.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

         Section 14.9 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         Section 14.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 14.11 Integration; Binding Effect; Survival of Terms.

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursu ant to Article V, (ii) the indemnification and payment provisions of
Article X, and Sections 14.5 and 14.6 shall be continuing and shall survive any termination of this Agreement.

         Section 14.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

         Section 14.13 Bank One Roles. Each of the Purchasers acknowledges that Bank One acts, or may in the future act, (i) as administrative agent for the Bank One Company or any Financial Institution in the Bank One Company's Purchaser Group, (ii) as issuing and paying agent for certain Commercial Paper,
(iii) to provide credit or liquidity enhancement for the timely payment for certain Commercial Paper and (iv) to provide other services from time to time for the Bank One Company or any Financial Institution in the Bank One Company's Purchaser Group (collectively, the "Bank One Roles"). Without limiting the generality of this Section 14.13, each Purchaser hereby acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for the Bank One Company.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 14.14 Characterization. It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to each Purchaser and the Agent for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Agent or any assignee thereof of any obligation of Seller or any Originator or any other Person arising in connection with the Receivables, the Related Security, or the related Writings or Contracts, or any other obligations of Seller or any Originator.

                  (b) In addition to any ownership interest that the Agent may from time to time acquire pursuant hereto, Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

         Section 14.15 Withholding. Any Purchaser that is not incorporated under the laws of the United States of America, or a state thereof, agrees to deliver to the Agent (with copies to Seller) two duly completed copies of United States Internal Revenue Service Forms W- 8BEN or W-8ECI, certifying in either case that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

         Section 14.16 Confirmation and Ratification of Terms.

                  (a) Upon the effectiveness of this Agreement, each reference to the Original Agreement in any other Transaction Document, and any document, instrument or agreement executed and/or delivered in connection with the Original Agreement or any other Transaction Document, shall mean and be a reference to this Agreement.

                  (b) The other Transaction Documents and all agreements, instruments and documents executed or delivered in connection with the Original Agreement or any other Transaction Document shall each be deemed to be amended to the extent necessary, if any, to give effect to the provisions of this Agreement, as the same may be amended, modified, supplemented or restated from time to time.

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (c) The effect of this Agreement is to amend and restate the Original Agreement in its entirety, and to the extent that any rights, benefits or provisions in favor of the Agent or any Purchaser existed in the Original Agreement and continue to exist in this Agreement without any written waiver of any such rights, benefits or provisions prior to the date hereof, then such rights, benefits or provisions are acknowledged to be and to continue to be effective from and after June 30, 2000. This Agreement is not a novation.

                  (d) The parties hereto agree and acknowledge that any and all rights, remedies and payment provisions under the Original Agreement, including, without limitation, any and all rights, remedies and payment provisions with respect to (i) any representation and warranty made or deemed to be made pursuant to the Original Agreement, or (ii) any indemnification provision, shall continue and survive the execution and delivery of this Agreement.

                  (e) The parties hereto agree and acknowledge that any and all amounts owing as or for Capital, Yield, CP Costs, fees, expenses or otherwise under or pursuant to the Original Agreement, immediately prior to the effectiveness of this Agreement shall be owing as or for Capital, Yield, CP Costs, fees, expenses or otherwise, respectively, under or pursuant to this Agreement.

         Section 14.17 Excess Funds. Each of Seller, each Servicer, each Purchaser and the Agent agrees that any Company shall be liable for any claims that such party may have against such Company only to the extent that such Company has funds in excess of those funds necessary to pay matured and maturing Commercial Paper of such Company and to the extent such excess funds are insufficient to satisfy the obligations of such Company hereunder, such Company shall have no liability with respect to any amount of such obligations remaining unpaid and such unpaid amount shall not constitute a claim against such Company. Any and all claims against any Company shall be subordinate to the claims against such Company of the holders of such Company's Commercial Paper and any Person providing liquidity support to such Company.


                            (SIGNATURE PAGES FOLLOW)

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                       DAIRY GROUP RECEIVABLES, L.P.,
                                       as Seller

                                       By:  Dairy Group Receivables GP, LLC,
                                       Its: General Partner

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       FALCON ASSET SECURITIZATION CORPORATION, as a Company


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: Authorized Signatory



                                       BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                       Financial Institution and as Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: Authorized Signatory

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       ATLANTIC ASSET SECURITIZATION CORP.,
                                       as a Company


                                       By:  Credit Lyonnais New York Branch
                                       Its: Attorney-In-Fact


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as a Financial Institution


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT



                                       CREDIT AGRICOLE INDOSUEZ, as a Financial
                                       Institution


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       ALTA-DENA CERTIFIED DAIRY, INC., as a
                                            Servicer
                                       ALTA-DENA HOLDINGS, INC., as a Servicer
                                       BELL DAIRY PRODUCTS, INC., as a Servicer
                                       BERKELEY FARMS, INC., as a Servicer
                                       COUNTRY FRESH, LLC, as a Servicer
                                       CREAMLAND DAIRIES, INC., as a Servicer
                                       DEAN NORTHEAST, LLC (f/k/a SUIZA GTL,
                                            LLC), as a Servicer
                                       DEAN FOODS ICE CREAM COMPANY, as a
                                            Servicer
                                       DEAN FOODS COMPANY OF INDIANA, INC., as a
                                            Servicer
                                       DEAN MILK COMPANY, INC., as a Servicer
                                       DEAN FOODS NORTH CENTRAL, INC., as a
                                            Servicer
                                       DEAN FOODS COMPANY OF CALIFORNIA, INC.,
                                            as a Servicer
                                       DEAN DAIRY PRODUCTS COMPANY, as a
                                            Servicer
                                       GANDY'S DAIRIES, INC., as a Servicer
                                       LAND-O-SUN DAIRIES, LLC, as a Servicer
                                       LIBERTY DAIRY COMPANY, as a Servicer
                                       MAYFIELD DAIRY FARMS, INC., as a Servicer
                                       MCARTHUR DAIRY, INC., as a Servicer
                                       MEADOW BROOK DAIRY COMPANY, as a Servicer
                                       MORNINGSTAR FOODS INC., as a Servicer
                                       PURITY DAIRIES, INCORPORATED, as a
                                            Servicer
                                       REITER DAIRY, INC., as a Servicer
                                       RYAN FOODS NORTH CENTRAL, INC., as a
                                            Servicer
                                       RYAN FOODS COMPANY, LLC, as a Servicer
                                       T. G. LEE FOODS, INC., as a Servicer
                                       TUSCAN/LEHIGH MANAGEMENT, L.L.C., as a
                                            Servicer
                                       VERIFINE DAIRY PRODUCTS CORPORATION OF
                                            SHEBOYGAN, INC., as a Servicer



                                       By:
                                          --------------------------------------
                                       Name: Cory M. Olson
                                       Title: Vice President of each of the
                                              above named Servicers

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT



                                       SOUTHERN FOODS GROUP, L.P.,
                                       as a Servicer

                                       By:  SFG Management Limited Liability
                                            Company
                                       Its: General Partner


                                            By:
                                               ---------------------------------
                                            Name: Cory M. Olson
                                            Title: Vice President

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       TUSCAN/LEHIGH DAIRIES, L.P.,
                                       as a Servicer


                                       By:  Tuscan/Lehigh Management, L.L.C.
                                       Its: General Partner

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                    EXHIBIT I

                                   DEFINITIONS


         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Servicers" means each of GTL, Tuscan Dairies and Tuscan Management.

         "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

         "Affected Financial Institution" has the meaning specified in Section 12.1(c).

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agent" has the meaning set forth in the preamble to this Agreement.

         "Aggregate Capital" means, on any date of determination, the aggregate amount of Capital of all Purchaser Interests outstanding on such date.

         "Aggregate Reduction" has the meaning specified in Section 1.3.

         "Aggregate Reserves" means, on any date of determination, the sum of the Loss Reserve, the Dilution Reserve, and the Yield and Servicer Reserve.

         "Aggregate Unpaids" means, at any time, an amount equal to the sum of all, Aggregate Capital and all other unpaid Obligations (whether due or accrued) at such time.

         "Agreement" means this Amended and Restated Receivables Purchase Agreement, as it may be amended or modified and in effect from time to time.

         "Agreement of General Partner" means that certain agreement dated as of June 30, 2000 between the Agent for the benefit of the Purchasers and Dairy Group Receivables GP, LLC (f/k/a Suiza Receivables GP, LLC), as general partner of Seller.



                                    Exh. I-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Amortization Date" means the earliest to occur of (i) the day on which any of the conditions precedent set forth in Section 6.2 are not satisfied, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 9.1(d)(ii), (iii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, and (iv) the date that is 15 Business Days after the Agent's receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.

         "Amortization Event" has the meaning specified in Article IX.

         "Applicable Percentage" means, as of any date of determination, the Applicable Percentage, under and as defined in the Dean Credit Agreement (as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"), applicable to Revolving Loans under and as defined in the Dean Credit Agreement (as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement").

         "Assignment Agreement" has the meaning set forth in Section 12.1(b).

         "Authorized Officer" means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

         "Bank One" means Bank One, NA (Main Office Chicago) in its individual capacity and its successors.

         "Bank One Company" has the meaning set forth in the Preliminary Statements to this Agreement.

         "Broken Funding Costs" means for any Purchaser Interest that: (i) has its Capital reduced (A) without compliance by Seller with the notice requirements hereunder or (B) in the case of any Purchaser Interest of the CL Company or any Purchaser Interest of the Bank One Company other than any Purchaser Interest funded substantially with Pooled Commercial Paper, on any date other than a Settlement Date hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned or funded pursuant to a Funding Agreement or otherwise transferred or terminated prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the applicable Purchaser to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount



                                    Exh. I-2

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


of CP Costs or Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received net of any costs of redeployment of funds during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

         "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois or any other city specified in writing by a Purchaser to the Agent, each other Purchaser and the Seller, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

         "Capital" of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent or the applicable Purchaser that in each case are applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

         "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock or other equity interest of any Seller Party.

         "Charged-Off Receivable" means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) that has been written off Seller's books as uncollectible, (iv) that, consistent with the applicable Originator's or Morningstar's Credit and Collection Policy, would be written off Seller's books as uncollectible, (v) that has been identified by Seller as uncollectible or (vi) as to which any payment, or part thereof, remains unpaid for 90 days or more from the original invoice date for such payment.

         "CL Company" has the meaning set forth in the Preliminary Statements to this Agreement.

         "CLNY" has the meaning set forth in the Preliminary Statements to this Agreement.

         "Closing Date" means December 21, 2001.



                                    Exh. I-3

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Collateral Agent" means First Union National Bank, in its capacity as administrative agent under the Dean Credit Agreement.

         "Collection Account" means each concentration account, depositary account, lock- box account or similar account in which any Collections are collected or deposited and that is listed on Exhibit IV.

         "Collection Account Agreement" means each agreement substantially in the form of Exhibit VI, or such other form as may be acceptable to the Agent, among the applicable Originator, the Seller, Collection Bank and the Agent.

         "Collection Bank" means, at any time, any of the banks holding one or more Collection Accounts.

         "Collection Notice" means a notice, in substantially the form of Annex A to Exhibit VI, from the Agent to a Collection Bank or any similar or analogous notice from the Agent to a Collection Bank.

         "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

         "Commercial Paper" means promissory notes of any Company issued by such Company in the commercial paper market.

         "Commitment" means, for each Financial Institution, the commitment of such Financial Institution to purchase Purchaser Interests from Seller to the extent that the Company in such Financial Institution's Purchaser Group declines to purchase such Purchaser Interest, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof (including, without limitation, any termination of Commitments pursuant to Section 4.6 hereof) and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

         "Company" has the meaning set forth in the preamble to this Agreement.

         "Company Costs" means:

                  (i) for any Purchaser Interest purchased by the Bank One Company and funded substantially with Pooled Commercial Paper (as defined below), for any day, the sum of (i) discount or yield accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for



                                    Exh. I-4

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of broken funding costs related to the prepayment of any purchaser interest of the Bank One Company pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Seller shall request any Incremental Purchase during any period of time determined by the Bank One Company (or by the Bank One Company's agent on its behalf) in its sole discretion to result in incrementally higher Company Costs with respect to the Bank One Company applicable to such Incremental Purchase by the Bank One Company, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by the Bank One Company in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional Company Costs applicable only to such special pool and charged each day during such period against such Capital. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue Company Costs with respect to the Bank One Company each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by the Bank One Company and funded substantially with Pooled Commercial Paper. For the purposes of this paragraph (i), "Pooled Commercial Paper" means Commercial Paper notes of the Bank One Company subject to any particular pooling arrangement by the Bank One Company, but excluding Commercial Paper issued by the Bank One Company for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by the Bank One Company. For each Settlement Period, the Bank One Company shall calculate its aggregate Company Costs for such Settlement Period and report such Company Costs to the Agent pursuant to Section 3.3 of this Agreement.

                  (ii) for any Purchaser Interest purchased by the Bank One Company other than any Purchaser Interest funded substantially with Pooled Commercial Paper, an amount equal to the Capital of such Purchaser Interest multiplied by a per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Commercial Paper of the Bank One Company that is allocated, in whole or in part, to fund the Bank One Company's Pro Rata Share of Aggregate Capital (and which may also be allocated in part to the funding of other assets of the Bank One Company); provided, however, that if any component of such rate is a discount rate, in calculating such rate for the Bank One Company's Pro Rata Share of the Aggregate Capital for such date, the rate used to calculate such component of such rate shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the "weighted average cost" shall consist of
(x) the actual interest rate paid to purchasers of Commercial Paper issued by the Bank One Company, (y) the costs associated with the issuance of such Commercial Paper (including dealer fees and commissions to placement agents), and (z) interest on other borrowing or funding sources by the Bank One Company,



                                    Exh. I-5

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; and

                  (iii) for any Purchaser Interest purchased by the CL Company, for any CP (Tranche) Accrual Period, an amount equal to the Capital of such Purchaser Interest multiplied by a rate per annum equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper of the CL Company having a term equal to such CP (Tranche) Accrual Period and to be issued to fund or to maintain such Purchaser Interest by the CL Company (including, without limitation, the related Capital and accrued and unpaid interest thereon) may be sold by any placement agent or commercial paper dealer selected by CLNY (or other agent of the CL Company) for the CL Company, as agreed between each such placement agent or dealer and CLNY (or such other agent); plus, (ii) the commissions and charges charged by such placement agent or dealer with respect to such Commercial Paper of the CL Company, expressed as a percentage of such face amount, converted to an interest-bearing equivalent rate per annum.

         "Company Purchase Limit" means, for each Company, the purchase limit of such Company with respect to the purchase of Purchaser Interests from Seller, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Company's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof (including Section 4.6(b)) and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

         "Consent Notice" has the meaning set forth in Section 4.6(a).

         "Consent Period" has the meaning set forth in Section 4.6(a).

         "Concentration Limit" means, at any time, (a) for any Obligor other than an Obligor for which a Special Concentration Limit has been designated, 3% of the aggregate Outstanding Balance of all Eligible Receivables, or (b) for Wal-Mart Stores, Inc., 12%, for Albertson's Inc., 7%, and for any other Obligor designated by Agent, such other percentage as Agent may designate (each of the foregoing, a "Special Concentration Limit"); provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that the Required Purchasers may, upon not less than five Business Days' notice to Seller, cancel any Special Concentration Limit.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of



                                    Exh. I-6

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

         "Contract" means, with respect to any Receivable, any and all written or oral agreements pursuant to which such Receivable arises or that evidences such Receivable.

         "Country Fresh" means Country Fresh, LLC, a Michigan limited liability company.

         "CP (Pool) Accrual Period" means, with respect to any Purchaser Interest held by the Bank One Company and funded substantially with Pooled Commercial Paper, each calendar month.

         "CP (Tranche) Accrual Period" means (i) with respect to any Purchaser Interest held by the Bank One Company other than any Purchaser Interest funded substantially with Pooled Commercial Paper, a period of at least 1 day and not to exceed 90 days as selected by Seller pursuant to Section 3.4 and approved by the Agent; and (ii) with respect to any Purchaser Interest held by the CL Company, a period commencing on, and including, the date selected by CLNY (as agent for the CL Company), or the last day of the immediately preceding CP (Tranche) Accrual Period for such Purchaser Interest (whichever is latest) and ending on, but excluding, the date that falls such number of days (of at least one day and not to exceed 90 days) thereafter as CLNY (as agent for the CL Company) shall select (provided that not more than 10 CP (Tranche) Accrual Periods with respect to Purchaser Interests of the CL Company shall be in effect at any one time); provided, however, that (i) any CP (Tranche) Accrual Period (other than of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (ii) in the case of CP (Tranche) Accrual Periods of one day, (A) the initial CP (Tranche) Accrual Period shall be the day of the related Incremental Purchase; and (B) any subsequently occurring CP (Tranche) Accrual Period that is one day shall, if the immediately preceding CP (Tranche) Accrual Period is more than one day, be the last day of such immediately preceding CP (Tranche) Accrual Period, and if the immediately preceding CP (Tranche) Accrual Period is one day, be the day next following such immediately preceding CP (Tranche) Accrual Period; and (iii) in the case of any CP (Tranche) Accrual Period that commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such CP (Tranche) Accrual Period shall end on the Amortization Date. The duration of each CP (Tranche) Accrual Period that commences after the Amortization Date shall be of such duration as selected by the applicable Company.

         "CP Costs" means, for each day, the aggregate discount or yield accrued with respect to the Purchaser Interests of each respective Company as determined in accordance with the definition of "Company Costs."

         "Credit Ag" has the meaning set forth in the Preliminary Statements to this Agreement.



                                    Exh. I-7

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Credit and Collection Policy" means each Originator's and Morningstar's credit and collection policies and practices relating to Writings, Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

         "Dean Acquisition" means any transaction, or any series of related transactions, by which Suiza Foods Corporation or any of its Subsidiaries (i) acquires the going business of Dean Foods, Inc. or all or substantially all of the assets of Dean Foods, Inc., whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or in a series of transactions) at least a majority (in number of votes) of the securities of Dean Foods, Inc. which have ordinary voting power for the election of directors or a majority (by percentage of voting power) of the equity interests of Dean Foods, Inc.

         "Dean Credit Agreement" means that certain Credit Agreement, dated as of July 31, 2001, by and among Provider, certain Subsidiaries of Provider, the financial institutions party thereto as lenders, Bank One, NA, as syndication agent, Harris Trust and Savings Bank and Suntrust Bank, as co-documentation agents and First Union National Bank, as administrative agent, as amended by the First Amendment to Credit Agreement, dated as of December 19, 2001, and as in effect on the date hereof, without giving effect to any further amendment or other modification thereof.

         "Dean Entity" means each of the entities listed on Schedule C to this Agreement.

         "Dean Financial Covenants" means the financial covenants set forth in
Section 5.9 of the Dean Credit Agreement.

         "Deemed Collections" means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. Seller shall be deemed to have received a Collection of a Receivable at any time (i) to the extent that the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount, rebate or any adjustment or otherwise by Seller (other than cash Collections on account of the Receivables and other than Receivables that, consistent with the applicable Originator's or Morningstar's Credit and Collection Policy, have been written off Seller's books as uncollectible other than as a result of any of the other conditions or events set forth in this definition) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in Article V are no longer true with respect to such Receivable or (iii) the failure of any Contract with respect to such Receivable to create a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon or (iv) the failure of any Writing to give rise to a valid and enforceable Receivable in the amount of the Outstanding Balance thereof.



                                    Exh. I-8

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Default Fee" means with respect to any amount due and payable by Seller in respect of any Aggregate Unpaids, an amount equal to interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Prime Rate.

         "Default Ratio" means, as at the end of any calendar month, a percentage equal to (a) the sum of (i) the Outstanding Balance of all Receivables as to which any payment, or part thereof, remains unpaid for 90 days or more from the original invoice date for such payment plus (ii) the Outstanding Balance of all Receivables that were written off Seller's books as uncollectible during such calendar month, divided by (b) the aggregate Outstanding Balance of all Receivables.

         "Defaulted Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 90 days or more from the original invoice date for such payment.

         "Delinquency Ratio" means, for a calendar month, a percentage equal to
(a) the Outstanding Balance of all Delinquent Receivables as at the end of such calendar month divided by (b) the Outstanding Balance of all Receivables.

         "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for at least 60 days but not more than 90 days from the original invoice date for such payment.

         "Demand Note" means, that certain promissory note, dated as of December 21, 2001, by Dean Foods Company (as successor-in-interest to Suiza Foods Corporation) in favor of Seller, in the maximum principal sum of $21,325,653, as amended, renewed, supplemented or otherwise modified from time to time.

         "Dilution Ratio" means, as at the end of any calendar month, a percentage equal to (i) the aggregate amount of all Dilutions arising during such calendar month (other than Rebate/Billbacks) with respect to all Receivables divided by (ii) the aggregate amount of sales by all Originators for the calendar month ending two months prior to such calendar month.

         "Dilution Reserve" means an amount equal to the result of multiplying the Net Receivables Balance by the greater of (a) 0.07 and (b) the following:


                  (2 X ED + ((DS-ED) X (DS/ED))) X DHR

         where:

                  ED       =        the average of the Dilution Ratios for the
                                    twelve most recently-ended calendar months.



                                    Exh. I-9

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  DS       =        the highest of the average Dilution Ratios
                                    for any two-calendar-month period occurring during the twelve most recently-ended calendar months.

                  DHR      =        the result of dividing the aggregate amount
                                    of all sales by all Originators during the prior one and a half calendar months by the aggregate Outstanding Balance of all
                                    Eligible Receivables.

         "Dilutions" means, for each calendar month, the aggregate amount of reductions or cancellations described in clause (i) of the definition of "Deemed Collections" during such month (other than Rebate/Billbacks).

         "Discount Rate" means, the LIBO Rate or the Prime Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions.

         "Eligible Receivable" means, at any time, a Receivable:

                  (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; and (c) is not a federal or state government or a federal or state governmental subdivision or agency,

                  (ii) the Obligor of which is not a Top Twenty- Five Obligor or, in the case of any Receivable the Obligor of which is a Top Twenty-Five Obligor, is not the Obligor of Defaulted Receivables the aggregate Outstanding Balance of which constitutes more than 25% of the Outstanding Balance of all Receivables of such Obligor,

                  (iii) that is not a Charged-Off Receivable or a Delinquent Receivable,

                  (iv) that (a) by its terms is due and payable within 30 days of the original billing date therefor and has not had its payment terms extended or (b) that by its terms is due and payable within 90 days of the original billing date therefor and has not had its payment terms extended, the Outstanding Balance of which, when combined with all other Eligible Receivables that are due and payable within 90 days of the original billing date therefor, does not exceed an amount equal to 5% of the Outstanding Balance of all Receivables; provided, however, that in the case of the foregoing clauses (a) and (b), no such Receivable shall be considered an Eligible Receivable to the extent of the Outstanding Balance relating to any goods giving rise to such Receivable that are provided on a "bill and hold" basis (i.e., are billed



                                   Exh. I-10

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         but held or stored at a warehouse prior to shipment to the Obligor of such Receivable) for so long as such goods are so held are stored;

                  (v) that is an "account" or "chattel paper" within the meaning of the UCC of all applicable jurisdictions,

                  (vi) that is denominated and payable only in United States dollars in the United States,

                  (vii) that arises either (A) under a Contract that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms or (B) under a Writing to the extent that such Receivable is the legal, valid and binding obligation of the related Obligor,

                  (viii) that arises under a Writing or Contract that (A) does not require the Obligor under such Writing or Contract to consent to the transfer, sale or assignment of the rights and duties of the applicable Originator or Morningstar or any of its assignees under such Writing or Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Writing or Contract,

                  (ix) that arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator or Morningstar or pursuant to a Writing that evidences the amount to be paid,

                  (x) that, together with the Writing or Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Writing or Contract related thereto is in violation of any such law, rule or regulation,

                  (xi) that satisfies all applicable requirements of the applicable Credit and Collection Policy,

                  (xii) that was generated in the ordinary course of the applicable Originator's or Morningstar's business,

                  (xiii) that arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator or Morningstar, and not by any other Person (in whole or in part),



                                   Exh. I-11

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (xiv) as to which the Agent has not notified Seller that the Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Writing or Contract that is not acceptable to the Agent,

                  (xv) that is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or Morningstar or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator or Morningstar to cause such Originator or Morningstar to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Writing or Contract, or defective goods returned in accordance with the terms of the Writing or Contract); provided, however, that only that portion of such Receivable that is subject to any such right of rescission, set-off, counterclaim, other defense or Adverse Claim shall be considered to be ineligible pursuant to this clause (xv),

                  (xvi) that is not the subject of a Rebate/Billback; provided, however, that only that portion of such Receivable that is subject to such Rebate/Billback shall be considered to be ineligible pursuant to this clause (xvi),

                  (xvii) as to which the applicable Originators or Morningstar has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

                  (xviii) all right, title and interest to and in which has been validly transferred by the applicable Originators or Morningstar directly to Seller under and in accordance with the Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim,

                  (xix) that represents all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended and

                  (xix) the Obligor of which is a local municipality that, when the Outstanding Balance of which is aggregated with the Outstanding Balances of all other Eligible Receivables the Obligors of which are local municipalities, does not exceed 10% of the aggregate Outstanding Balance of all Eligible Receivables.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.



                                   Exh. I-12

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Extension Notice" has the meaning set forth in Section 4.6(a).

         "Facility Account" means Seller's Account No. 2000013850892 at First Union National Bank, ABA No. 053000219.

         "Facility Termination Date" means the earliest of (i) the Liquidity Termination Date and (ii) the Amortization Date.

         "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

         "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day that is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         "Fee Letter" means each of (i) that certain letter agreement dated as of the date hereof among Seller, the Bank One Company and Bank One, as it may be amended or modified and in effect from time to time and (ii) that certain letter agreement dated as of the date hereof among Seller, the CL Company and CLNY, as it may be amended or modified and in effect from time to time.

         "Finance Charges" means, with respect to a Writing or Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Writing or Contract.

         "Financial Institutions" has the meaning set forth in the preamble in this Agreement.

         "Funding Agreement" means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of a Company.

         "Funding Source" means with respect to any Company (i) such Company's Related Financial Institution(s) or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to such Company.

         "GAAP" means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.



                                   Exh. I-13

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "GTL" means Dean Northeast, LLC (f/ka/ Suiza GTL, LLC), a Delaware limited liability company.

         "Immaterial Originator" means any Originator as to which the aggregate Outstanding Balance of all Receivables sold by such Originator to Seller under the Receivables Sale Agreement as of any date of determination is less than 10% of the aggregate Outstanding Balance of all Receivables sold by all Originators to Seller under the Receivables Sale Agreement as of such date.

         "Incremental Purchase" means a purchase of one or more Purchaser Interests that increases the total outstanding Aggregate Capital hereunder.

         "Initial Servicer" means each of Morningstar, Country Fresh, Land-O-Sun and Southern Foods.

         "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations that are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and
(viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

         "Independent Manager" shall mean a manager of the limited liability company that is the general partner of Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, employee or affiliate of Seller, any Originator or Morningstar, or any of their respective Subsidiaries or Affiliates, or (B) the beneficial owner (at the time of such Person's appointment as an Independent Manager or at any time thereafter while serving as an Independent Manager) of any of any partnership interest of Seller, any Originator or Morningstar, or any of their respective Subsidiaries or Affiliates, having general voting rights.

         "Land-O-Sun" means Land-O-Sun Dairies, LLC, a Delaware limited liability company.

         "LIBO Rate" means the rate per annum equal to the sum of (i) (a) the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, provided that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars



                                   Exh. I-14

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by the Agent to be the rate at which Bank One offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) that is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) the Applicable Percentage. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

         "Liquidity Termination Date" means December 20, 2002.

         "Local Originator" means each of Liberty Dairy Company, Mayfield Dairy Farms, Inc., McArthur Dairy, Inc., Purity Dairies, Incorporated, Reiter Dairy, Inc., T.G. Lee Foods, Inc., and Verifine Dairy Products Corporation of Sheboygan, Inc.

         "Lock-Box" means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and that is listed on Exhibit IV.

         "Lock-Box Date" is defined in Section 7.1(m).

         "Loss Reserve" means the product of (a) the Net Receivables Balance and
(b) 0.09, provided, that, if prior to September 20, 2002, the average Delinquency Ratios, as at the end of any calendar month, for the three most recently ended calendar months shall exceed 3.5%, then the Loss Reserve from and after the relevant date of determination, shall be determined by multiplying the Net Receivables Balance by the Loss Reserve Percentage.

         "Loss Reserve Percentage" means, for any Purchaser Interest on any date, an amount equal to the greater of: (i) 2 times the Loss Ratio multiplied by the Loss Horizon Ratio and (ii) 0.09,

where:

         Loss Ratio                 =        As at the last day of any calendar
                                             month, the highest three month
                                             rolling average Aged Receivable
                                             Ratio in the most recent twelve
                                             months prior to such month.



                                   Exh. I-15

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Aged Receivable Ratio      =        As at the last day of any calendar
                                             month, (x) the sum of the
                                             Outstanding Balance of all
                                             Delinquent Receivables as of such
                                             day, plus the Outstanding Balance
                                             of all Charged-Off Receivables
                                             (without giving effect to clause
                                             (vi) of the definition of
                                             "Charged-Off Receivable") as of
                                             such day, divided by (y) the
                                             aggregate sales for the calendar
                                             month occurring two months
                                             immediately prior to such month.

         Loss Horizon Ratio         =        As at the last day of any calendar
                                             month, (x) the aggregate amount of
                                             sales of all of the Originators for
                                             the two calendar months ending
                                             immediately prior to such month,
                                             divided by (y) the aggregate
                                             Outstanding Balance of all Eligible
                                             Receivables as of such day.

         "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of any Seller Party and its Subsidiaries taken as a whole, (ii) the ability of any Seller Party to perform its obligations under this Agreement or Provider to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

         "Monthly Report" means a report, in substantially the form of Exhibit X hereto (appropriately completed), furnished by the Servicers to the Agent pursuant to Section 8.5.

         "Morningstar" means Morningstar Foods Inc., a Delaware corporation.

         "MRC" means Morningstar Receivables Corp., a Delaware corporation.

         "Net Receivables Balance" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor.

         "Non-Renewing Financial Institution" has the meaning set forth in
Section 4.6(a).

         "Obligations" shall have the meaning set forth in Section 2.1.



                                   Exh. I-16

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Obligor" means a Person obligated to make payments pursuant to a Writing or Contract.

         "Original Agreement" has the meaning set forth in the Preliminary Statements to this Agreement.

         "Original Sale Agreement" has the meaning set forth in the Receivables Sale Agreement.

         "Original Transfer Agreement" has the meaning set forth in the Receivables Sale Agreement.

         "Originator" means each of the entities listed on Schedule D hereto, in their respective capacities as sellers under the Receivables Sale Agreement.

         "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

         "Participant" has the meaning set forth in Section 12.2.

         "Performance Undertaking" means that certain Performance Undertaking, dated as of December 21, 2001, by Provider in favor of Seller, substantially in the form of Exhibit XI, as the same may be amended, restated or otherwise modified from time to time.

         "Periodic Report" means each Monthly Report and Weekly Report.

         "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Pooled Commercial Paper" has the meaning set forth in paragraph (i) of the definition of "Company Costs."

         "Potential Amortization Event" means an event that, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Proposed Reduction Date" has the meaning set forth in Section 1.3.

         "Pro Rata Share" means, (a) for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by
(ii) the aggregate amount of all



                                   Exh. I-17

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


Commitments of all Financial Institutions in such Financial Institution's Purchaser Group, adjusted as necessary to give effect to the application of the terms of Section 4.6 and (b) for each Company, a percentage equal to (i) the Company Purchase Limit of such Company, divided by (ii) the aggregate amount of all Company Purchase Limits of all Companies hereunder.

         "Provider" means Dean Foods Company, a Delaware corporation, together with its successors and assigns.

         "Purchase Limit" means $400,000,000, as such amount may be modified in accordance with the terms of Section 4.6(b).

         "Purchase Notice" has the meaning set forth in Section 1.2.

         "Purchase Price" means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest that shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, the unused portion of the Purchase Limit on the applicable purchase date and the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.

         "Purchaser Group" means with respect to (i) each Company, a group consisting of such Company and its Related Financial Institutions and (ii) each Financial Institution, a group consisting of such Financial Institution, the Company for which such Financial Institution is a Related Financial Institution and each other Financial Institution that is a Related Financial Institution for such Company.

         "Purchasers" means each Company and each Financial Institution.

         "Purchaser Interest" means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:

                                       C
                                    --------
                                    NRB - AR

where:

         C        =        the Capital of such Purchaser Interest.

         AR       =        the Aggregate Reserves.

         NRB      =        the Net Receivables Balance.



                                   Exh. I-18

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding the Amortization Date shall remain constant at all times thereafter.

         "Purchasing Financial Institution" has the meaning set forth in Section 12.1(b).

         "Rebate/Billback" means, with respect to any Receivable, any incentives provided to the Obligor thereof related to volume rebates or price incentives, the dollar amount of which is known at the time of invoice of such Receivable.

         "Receivable" means all indebtedness and other obligations owed to the applicable Originator or Morningstar (at the time it arises, and before giving effect to any transfer or conveyance under the Transfer Agreement, the Receivables Sale Agreement or hereunder) or owed to Seller (after giving effect to any transfer or conveyance under the Transfer Agreement, the Receivables Sale Agreement or hereunder) or in which Seller or such Originator or Morningstar has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator or Morningstar, as applicable, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

         Receivables Sale Agreement" means that certain Amended and Restated Receivables Sale Agreement, dated as of December 21, 2001, among the Originators and Seller, as the same may be amended, restated or otherwise modified from time to time.

         "Records" means, with respect to any Receivable, all Writings or Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property



                                   Exh. I-19

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

         "Reduction Notice" has the meaning set forth in Section 1.3.

         "Regulatory Change" has the meaning set forth in Section 10.2(a).

         "Reinvestment" has the meaning set forth in Section 2.2.

         "Related Financial Institution" means with respect to each Company, each Financial Institution set forth opposite such Company's name in Schedule A to this Agreement and/or, in the case of an assignment pursuant to Section 12.1, set forth in the applicable Assignment Agreement.

         "Related Security" means, with respect to any Receivable:

                           (i) all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Writing or Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                           (ii) all guaranties, letters of credit, insurance, "supporting obligations" (within the meaning of Section 9-102(a) of the UCC of all applicable jurisdictions) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Writing or Contract related to such Receivable or otherwise,

                           (iii) all service contracts and other contracts and agreements associated with such Receivable,

                           (iv) all Records related to such Receivable,

                           (v) all of Seller's right, title and interest in, to and under the Receivables Sale Agreement and the Transfer Agreement in respect of such Receivable and all of Seller's right, title and interest in, to and under the Performance Undertaking,

                           (vi) all of Seller's right, title and interest in, to and under the Demand Note, and

                           (vii) all proceeds of any of the foregoing.



                                   Exh. I-20

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Required Notice Period" means the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

                    Aggregate Reduction            Required Notice Period
                    -------------------            ----------------------
               < or = to $100,000,000                two Business Days
               >$100,000,000 to $250,000,000         five Business Days
               >or = to $250,000,000                 ten Business Days

         "Required Purchasers" means, at any time, collectively, the Financial Institutions with Commitments in excess of 66-2/3% of the aggregate Commitments and the Companies with Company Purchase Limits in excess of 66-2/3% of the aggregate amount of all Company Purchase Limits of all Companies hereunder.

         "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock or other equity interest of Seller now or hereafter outstanding, except a dividend or distribution payable solely in shares of that class of stock or equity interest or in any junior class of stock or other junior equity interest of Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock or other equity interest of Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock or other equity interest of Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to the Originators or their respective Affiliates in reimbursement of actual management services performed).

         "Seller" has the meaning set forth in the preamble to this Agreement.

         "Seller Parties" has the meaning set forth in the preamble to this Agreement.

         "Servicer" means at any time any Person or Persons (which may be the Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

         "Servicing Fee" has the meaning set forth in Section 8.6.

         "Settlement Date" means (A) the 5th Business Day of each month, (B) the last day of the relevant CP (Tranche) Accrual Period in respect of each Purchaser Interest held by the Bank One Company other than any Purchaser Interest funded substantially with Pooled Commercial Paper and in respect of each Purchaser Interest held by the CL Company and



                                   Exh. I-21

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


(C) the last day of the relevant Tranche Period in respect of each Purchaser Interest of the Financial Institutions.

         "Settlement Period" means (A) in respect of each Purchaser Interest of the Bank One Company funded substantially with Pooled Commercial Paper, the immediately preceding CP (Pool) Accrual Period, (B) in respect of each other Purchaser Interest of the Bank One Company and each Purchaser Interest of the CL Company, the entire CP (Tranche) Accrual Period of such Purchaser Interest and
(C) in respect of each Purchaser Interest of the Financial Institutions, the entire Tranche Period of such Purchaser Interest.

         "Southern Foods" means Southern Foods Group, L.P., a Delaware limited partnership.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Seller.

         "Terminating Commitment Amount" means, with respect to any Terminating Financial Institution, an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(a)) of such Terminating Financial Institution, minus, an amount equal to 2% of such Commitment.

         "Terminating Commitment Availability" means, with respect to any Terminating Financial Institution, the positive difference (if any) between (a) an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(a)) of such Terminating Financial Institution, minus, an amount equal to 2% of such Commitment minus (b) the Capital of the Purchaser Interests funded by such Terminating Financial Institution.

         "Termination Date" means, with respect to a Terminating Financial Institution, the date on which such Terminating Financial Institution became a Non-Renewing Financial Institution or, in the case of Section 9.2, the date such Financial Institution terminates its Commitment in accordance therewith.

         "Termination Percentage" has the meaning set forth in Section 2.2.

         "Terminating CP Tranche" has the meaning set forth in Section 3.4(b).

         "Terminating Financial Institution" has the meaning set forth in
Section 4.6(a).



                                   Exh. I-22

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Terminating Tranche" has the meaning set forth in Section 4.3(b).

         "Top Twenty-Five Obligors" means, of all Obligors of Receivables, the twenty-five Obligors having the highest aggregate outstanding balances of all Receivables as of the immediately preceding December 19th, provided that until the first occurrence of such date after the date hereof, the Top Twenty-Five Obligors shall be those Obligors listed on Schedule F.

         "Transfer Agreement" has the meaning set forth in the Receivables Sale Agreement.

         "Tranche Period" means, with respect to any Purchaser Interest held by a Financial Institution:

                  (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Financial Institution and Seller, commencing on a Business Day selected by Seller or the applicable Financial Institution pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month that corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

                  (b) if Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by Seller and agreed to by the applicable Financial Institution, provided no such period shall exceed one month.

If any Tranche Period would end on a day that is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest that commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period that commences after the Amortization Date shall be of such duration as selected by the applicable Financial Institution.

         "Transaction Documents" means, collectively, this Agreement, each Purchase Notice, the Receivables Sale Agreement, the Transfer Agreement, each Collection Account Agreement, the Performance Undertaking, the Fee Letters, the Agreement of General Partner, the Demand Notes, the Subordinated Note (as defined in the Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith.

                                   Exh. I-23

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Tuscan Dairies" means Tuscan/Lehigh Dairies, L.P., a Delaware limited partnership.

         "Tuscan Management" means Tuscan/Lehigh Management, L.L.C., a Delaware limited liability company.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         "Weekly Report" has the meaning set forth in Section 8.5.

         "Writing" means, with respect to any Receivable, any and all instruments, invoices, purchase orders or other writings (which may be electronic) (other than Contracts) pursuant to which such Receivable arises or that evidences such Receivable.

         "Yield" means for each respective Tranche Period relating to Purchaser Interests of the Financial Institutions, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.

         "Yield and Servicer Reserve" means, on any date, an amount equal to 2.5% of the Net Receivables Balance as of the close of business of the Servicers on such date.

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.



                                   Exh. I-24

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   EXHIBIT II

                             FORM OF PURCHASE NOTICE

                                     [Date]


Bank One, NA (Main Office Chicago),    Falcon Asset Securitization Corporation
as Agent                               c/o Bank One, NA (Main Office Chicago),
1 Bank One Plaza, 21st Floor           as Agent
Asset-Backed Finance                   1 Bank One Plaza
Chicago, Illinois 60670-0596           Suite IL1-0079, 1-19
                                       Chicago, Illinois  60670-00079
Attention:        [Ann Somers]
                                       Attention:  Asset Backed Finance
Credit Lyonnais New York Branch
1301 Avenue of the Americas            Atlantic Asset Securitization Corp.
12th Floor                             c/o Credit Lyonnais New York Branch
New York, New York  10019              1301 Avenue of the Americas
                                       12th Floor
Attention:        [___________]        New York, New York  10019
                                       Attention:
Credit Agricole Indosuez
55 E. Monroe
Suite 4700
Chicago, Illinois  60603

Attention:        [___________]


                           Re: PURCHASE NOTICE

Ladies and Gentlemen:

         Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of December 21, 2001, by and among , Dairy Group Receivables, L.P., as Seller, the Servicers party thereto, the Financial Institutions party thereto, the Companies party thereto, and Bank One, NA (Main Office Chicago), as Agent (the "Receivables Purchase Agreement"). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.



                                   Exh. II-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         The Agent and the Purchasers are hereby notified of the following Incremental Purchase:

Purchase Price:                        $
                                        ----------------------------------
Date of Purchase:
                                       -----------------------------------
Requested Discount Rate:               [LIBO Rate] [Prime Rate] [Commercial
                                       Paper rate]

         Please credit the Purchase Price in immediately available funds to our Facility Account on the above-specified date of purchase as set forth below:

[Account Name]
[Account No.]
[Bank Name & Address]
[ABA #]
Reference:
Telephone advice to: [Name] @ tel. No. ( )

         Please advise [Name] at telephone no ( ) _________________ if any Company will not be making this purchase.

         In connection with the Incremental Purchase to be made on the above listed "Date of Purchase" (the "Purchase Date"), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):

                  (i) the representations and warranties of the Seller set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

                  (iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%; and



                                   Exh. II-2

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  (iv) the amount of Aggregate Capital is $_________ after giving effect to the Incremental Purchase to be made on the Purchase Date.

                                       Very truly yours,

                                       DAIRY GROUP RECEIVABLES, L.P.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                                   Exh. II-3

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   EXHIBIT III

                          JURISDICTION OF ORGANIZATION;
                          PRINCIPAL PLACES OF BUSINESS;
                            CHIEF EXECUTIVE OFFICES;
                              LOCATIONS OF RECORDS;
                   FEDERAL EMPLOYER IDENTIFICATION NUMBER(S);
                          STATE ORGANIZATIONAL NUMBER;
                                   OTHER NAMES

                                  See Attached.



                                   Exh. III-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   EXHIBIT IV

                  NAME OF COLLECTION BANKS; COLLECTION ACCOUNTS

                                  See Attached.



                                   Exh. IV-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To: Bank One, NA (Main Office Chicago), as Agent

         This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of December 21, 2001, among Dairy Group Receivables, L.P., as Seller, the Servicers party thereto, the Financial Institutions party thereto, the Companies party thereto, and Bank One, NA (Main Office Chicago), as Agent (the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected _____________________ of [Insert name of applicable Seller Party or Originator] (the "Applicable Party").

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Applicable Party and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event that constitutes an Amortization Event or Potential Amortization Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

         4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

         5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action that the Applicable Party has taken, is taking, or proposes to take with respect to each such condition or event:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                    Exh. V-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         6. As of the date hereof, the jurisdiction of organization of Seller and each Servicer is [_________], each of Seller and each Servicer is a "registered organization" (within the meaning of Section 9-102 of the UCC in effect in such applicable jurisdiction) and neither Seller nor any Servicer has changed its jurisdiction of organization since the date of the Agreement.



                                    Exh. V-2

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of _________,
____.




                                       DAIRY GROUP RECEIVABLES, L.P.


                                       By:
                                       Name:
                                       Title:



                                    Exh. V-3

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                      SCHEDULE I TO COMPLIANCE CERTIFICATE


A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended:
                                          ---------------



                                    Exh. V-4

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   EXHIBIT VI

                     (1)FORM OF COLLECTION ACCOUNT AGREEMENT

                    [On letterhead of Originator/Morningstar]

                                                               ___________, ____


[Lock-Box Bank/Concentration Bank/Depositary Bank]

         Re:      [Applicable Originator]

Ladies and Gentlemen:

                  Reference is hereby made to P.O. Box # in [city, state, zip code] (the "Lock-Box") of which you have exclusive control for the purpose of receiving mail and processing payments therefrom pursuant to that certain [name of lock-box agreement] between you and [applicable Originator] (the "Company") dated (the "Agreement"). You hereby confirm your agreement to perform the services described therein. Among the services you have agreed to perform therein, is to endorse all checks and other evidences of payment, and credit such payments to the Company's checking account no. maintained with you in the name of the Company (the "Lock-Box Account").

                  The Company hereby informs you that pursuant to that certain Amended and Restated Receivables Sale Agreement, dated as of December 21, 2001, among the Company, the other parties thereto as Originators and Dairy Group Receivables, L.P. (the "Seller"), the Company has transferred all of its right, title and interest in and to, and exclusive ownership and control of, the Lock-Box and the Lock-Box Account to Seller. Seller has granted a security interest in the Lock-Box and the Lock-Box Account to Bank One (as defined below), as agent. The Company and Seller hereby request that the name of the Lock-Box Account be changed to "[applicable Servicer], as Servicer."

                  The Company and Seller hereby irrevocably instruct you, and you hereby agree, that (i) if at any time you receive any instruction originated by Bank One, NA (Main Office Chicago) ("Bank One") directing the disposition of funds in the Lock-Box Account you will comply with such instruction without further consent of the Company, Seller or any other party, provided, that until you receive notice in the form attached hereto as Annex A (a "Default Notice") from Bank One, Seller and the Company, as servicer, shall be entitled to give instructions directing the disposition of funds in the Lock-Box Account; and
(ii) upon receiving the Default Notice, (A) you will take all instructions regarding the Lock-Box



----------

(1) Changes to this form have been made to grant "control" with the meaning of Revised Article 9.



                                   Exh. VI-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


Account and the disposition of funds therein solely from Bank One, (B) the name of the Lock-Box Account will be changed to Bank One for itself and as agent (or any designee of Bank One) and Bank One will have exclusive ownership of and access to and sole control of the Lock-Box and the Lock-Box Account, and neither the Company, Seller, nor any of their respective affiliates will have any control of the Lock-Box or the Lock-Box Account or any access thereto, (C) you will either continue to send the funds from the Lock-Box to the Lock-Box Account, or will redirect the funds as Bank One may otherwise request, (D) you will transfer monies on deposit in the Lock-Box Account, at any time, as directed by Bank One, (E) all services to be performed by you under the Agreement will be performed on behalf of Bank One, and (F) all correspondence or other mail that you have agreed to send to the Company or Seller will be sent to Bank One at the following address:

                  Bank One, NA (Main Office Chicago), as Agent
                  Suite __, 21st Floor
                  1 Bank One Plaza
                  Chicago, Illinois 60670-__
                  Attention: Credit Manager, Asset Backed
                               Securities Division

                  Moreover, upon such notice, Bank One for itself and as agent will have all rights and remedies given to the Company (and Seller, as the Company's assignee) under the Agreement. Seller agrees, however, to continue to pay all fees and other assessments due thereunder at any time.

                  You hereby acknowledge that monies deposited in the Lock-Box Account, the Lock-Box Account and any other account established with you by Bank One for the purpose of receiving funds from the Lock-Box are subject to the liens of Bank One for itself and as agent, and will not be subject to deduction, set-off, banker's lien or any other right you or any other party may have against the Company or Seller (including, without limitation, any security interest therein arising by operation of law or otherwise, which security interest is hereby released).

                  You hereby acknowledge and agree that (i) you are executing this letter agreement and agree to perform hereunder in your capacity as a "bank" as defined in Section 9-102 of the UCC; (ii) the Lock-Box Account is a "Deposit Account" as defined in Section 9- 102(a)(29) of the UCC; (iii) regardless of any provision in any other agreement, for purposes of the UCC, Illinois shall be deemed to be your jurisdiction (with the meaning of Section 9-304 of the UCC); (iv) you have not entered into, and until termination of this letter agreement will not enter into, any agreement with any other party relating to the Lock-Box Account and/or any financial assets credited thereto pursuant to which you have agreed to comply with instructions (within the meaning of Section 9-104 of the UCC) of such other party; (v) except for the claims and interest of Bank One and Seller in the Lock-Box Account, you do not know of any lien on or claim to, or interest in the Lock-Box Account; and (vi) if any party asserts any lien, encumbrance or similar process against the Lock-Box



                                   Exh. VI-2

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


Account, you will promptly notify Bank One and Seller thereof. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

                  THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. This letter agreement may be executed in any number of counterparts and all of such counterparts taken together will be deemed to constitute one and the same instrument.

                  This letter agreement contains the entire agreement between the parties, and may not be altered, modified, terminated or amended in any respect, nor may any right, power or privilege of any party hereunder be waived or released or discharged, except upon execution by all parties hereto of a written instrument so providing. In the event that any provision in this letter agreement is in conflict with, or inconsistent with, any provision of the Agreement, this letter agreement will exclusively govern and control. Each party agrees to take all actions reasonably requested by any other party to carry out the purposes of this letter agreement or to preserve and protect the rights of each party hereunder.



                                   Exh. VI-3

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Please indicate your agreement to the terms of this letter agreement by signing in the space provided below. This letter agreement will become effective immediately upon execution of a counterpart of this letter agreement by all parties hereto.

                                       Very truly yours,

                                       [APPLICABLE ORIGINATOR]

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       DAIRY GROUP RECEIVABLES, L.P.

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


Acknowledged and agreed to
this __ day of ____

[COLLECTION BANK]

By:
   ------------------------------------
Name:
Title:


BANK ONE, NA (MAIN OFFICE CHICAGO),
as Agent

By:
   ------------------------------------
Name:
Title:



                                   Exh. VI-4

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                     ANNEX A
                                 FORM OF NOTICE

                           [On letterhead of Bank One]


                                                              ____________, ____


[Collection Bank/Depositary Bank/Concentration Bank]


         Re:      [Applicable Originator]


Ladies and Gentlemen:

                  We hereby notify you that we are exercising our rights pursuant to that certain letter agreement among [applicable Originator], Dairy Group Receivables, L.P., you and us, to have the name of, and to have exclusive ownership and sole control of, account number ________ (the "Lock-Box Account") maintained with you. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Lock-Box Account or the funds credited thereto from any person or entity other than the Agent, unless otherwise ordered by a court of competent jurisdiction. [Lock-Box Account will henceforth be a zero-balance account, and funds deposited in the Lock-Box Account should be sent at the end of each day to __________ .] You have further agreed to perform all other services you are performing under that certain agreement dated ________ between you and [applicable Originator] on our behalf.

         We appreciate your cooperation in this matter.


                                       Very truly yours,

                                       BANK ONE, NA (MAIN OFFICE CHICAGO)
                                            (for itself and as agent)


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------



                                   Annex A-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT


                           THIS ASSIGNMENT AGREEMENT (this "Assignment
Agreement") is entered into as of the ___ day of ____________, ____, by and between _____________________ ("Assignor") and __________________ ("Assignee").

                             PRELIMINARY STATEMENTS

                  A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Amended and Restated Receivables Purchase Agreement dated as of December 21, 2001, by and among Dairy Group Receivables, L.P., as Seller, the Servicers party thereto, the Financial Institutions party thereto, the Companies party thereto, and Bank One, NA (Main Office Chicago), as Agent (as amended, modified or restated from time to time, the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.

                  B. Assignor is a Financial Institution party to the Purchase Agreement, and Assignee wishes to become a Financial Institution thereunder; and

                  C. Assignor is selling and assigning to Assignee an undivided ____________% (the "Transferred Percentage") interest in all of Assignor's rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, Assignor's Commitment and (if applicable) the Capital of Assignor's Purchaser Interests as set forth herein.


         AGREEMENT

                  The parties hereto hereby agree as follows:

                  1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2) Business Days (or such other date selected by the Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("Effective Notice") is delivered by the Agent to the Company in the Assignor's and Assignee's Purchaser Group, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.



                                   Exh. VII-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  2. If Assignor has no outstanding Capital under the Purchase Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Article I of the Purchase Agreement.

                  3. If Assignor has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of Assignor's Purchaser Interests (such amount, being hereinafter referred to as the "Assignee's Capital"); (ii) all accrued but unpaid (whether or not then due) Yield attributable to Assignee's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Assignee's Acquisition Cost"); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and the Capital of Assignor's Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Article I of the Purchase Agreement.

                  4. Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee that were delivered to Assignor pursuant to the Purchase Agreement.

                  5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

                  6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Agent and the other Financial Institutions in the Assignor's and Assignee's Purchaser Group as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to



                                   Exh. VII-2

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


the financial condition of the Seller, any Obligor, any Seller Affiliate or the performance or observance by the Seller, any Obligor, any Seller Affiliate of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith;
(c) Assignee confirms that it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without reliance upon the Agent, any Company, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) Assignee agrees that it will perform in accordance with their terms all of the obligations that, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Financial Institution (including, without limitation, as a Related Financial Institution) or, when applicable, as a Purchaser.

                  7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Article I and Sections 4.1 and 14.6 thereof.

                  8. Schedule I hereto sets forth the revised Commitment of Assignor, the Company for which Assignee shall act as a Related Financial Institution and the Commitment of Assignee, as well as administrative information with respect to Assignee.

                  9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                  10. Assignee hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all senior indebtedness for borrowed money of any Company, it will not institute against, or join any other Person in instituting against, any Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.



                                   Exh. VII-3

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                       [ASSIGNOR]

                                       By:
                                          --------------------------------------
                                       Title:


                                       [ASSIGNEE]

                                       By:
                                          --------------------------------------
                                       Title:



                                   Exh. VII-4

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                       SCHEDULE I TO ASSIGNMENT AGREEMENT


                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS


Date: _______________, ____


Transferred Percentage:    ________%



                           A-1                     A-2                   B-1                  B-2
                     ---------------          -------------          -----------         -------------
                       COMMITMENT              COMMITMENT
                    (PRIOR TO GIVING          (AFTER GIVING                              RATABLE SHARE
                      EFFECT TO THE           EFFECT TO THE          OUTSTANDING               OF
                       ASSIGNMENT              ASSIGNMENT              CAPITAL            OUTSTANDING
ASSIGNOR               AGREEMENT)              AGREEMENT)              (IF ANY)             CAPITAL
--------             ---------------          -------------          -----------         -------------



                                                   A-2                   B-1                  B-2
                                              -------------          -----------         -------------
                                               COMMITMENT
                                              (AFTER GIVING                              RATABLE SHARE
                                              EFFECT TO THE          OUTSTANDING               OF
                                               ASSIGNMENT              CAPITAL            OUTSTANDING
ASSIGNEE                                       AGREEMENT)             (IF ANY)              CAPITAL
--------                                      -------------          -----------         -------------



Assignee is a Related Financial Institution for:  _________________________

Address for Notices

--------------
--------------
Attention:
Phone:
Fax:



                                   Exh. VII-5

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                       SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE


TO:                              , Assignor
         ------------------------
         ------------------------
         ------------------------
         ------------------------

TO:                              , Assignee
         ------------------------
         ------------------------
         ------------------------
         ------------------------

TO:                              , Company
         ------------------------
         ------------------------
         ------------------------
         ------------------------

                  The undersigned, as Agent under the Amended and Restated Receivables Purchase Agreement dated as of December 21, 2001, by and among Dairy Group Receivables, L.P., as Seller, the Servicers party thereto, the Financial Institutions party thereto, the Companies party thereto, and the undersigned, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, ____ between __________________, as
Assignor, and __________________, as Assignee. Terms defined in such Assignment Agreement are used herein as therein defined.

                  1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be ______________, ____.

                  2. Each of the Company in the Assignor's Purchaser Group and Seller hereby consent to the Assignment Agreement as required by Section 12.1(b) of the Purchase Agreement.



                                   Exh. VII-6

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                  [3. Pursuant to such Assignment Agreement, the Assignee is required to pay $____________ to Assignor at or before 12:00 noon (local time of Assignor) on the Effective Date in immediately available funds.]

                                            Very truly yours,

                                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                                            individually and as Agent


                                            By:
                                               ---------------------------
                                            Name:
                                            Title:


                                            [APPLICABLE COMPANY]


                                            By:
                                               ---------------------------
                                            Name:
                                            Title:


                                            DAIRY GROUP RECEIVABLES, L.P.



                                            By:
                                               ---------------------------
                                            Name:
                                            Title:



                                   Exh. VII-7

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                  EXHIBIT VIII

                         CREDIT AND COLLECTION POLICIES

                   See Exhibit V to Receivables Sale Agreement



                                   Exh. VIII-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   EXHIBIT IX

                            [Intentionally omitted.]



                                    Exh. IX-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                    EXHIBIT X

                             FORM OF MONTHLY REPORT


                  The above is a true and accurate accounting pursuant to the terms of the Amended and Restated Receivables Purchase Agreement dated December 21, 2001 (as amended, restated or otherwise modified from time to time, the "Agreement"), by and among Dairy Group Receivables, L.P., as Seller, the Servicers party thereto, the Financial Institutions party thereto, the Companies party thereto, and Bank One, NA (Main Office Chicago), as Agent, and I have no knowledge of the existence of any conditions or events that constitute an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by this monthly report or as of the date of this certificate, except as set forth below.


By:
   --------------------------
Name:
     ------------------------
Title:
      -----------------------
Company Name:
             ----------------
Date:
     ------------------------

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   EXHIBIT XI

                             PERFORMANCE UNDERTAKING

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   SCHEDULE A

                      COMMITMENTS, COMPANY PURCHASE LIMITS,
              PAYMENT ADDRESSES AND RELATED FINANCIAL INSTITUTIONS

           Commitments and Payment Addresses of Financial Institutions


            Financial Institution                   Commitment                 Payment Address
            ---------------------                   ----------                 ---------------
Bank One, NA (Main Office Chicago)             $204,000,000          Bank One, NA (Main Office Chicago)
                                                                     Asset Backed Finance
                                                                     Suite IL1-0596, 1-21
                                                                     1 Bank One Plaza
                                                                     Chicago, Illinois 60670-0596
                                                                     Fax: (312) 732-4487
Credit Lyonnais New York Branch                $102,000,000          1301 Avenue of the Americas
                                                                     12th Floor
                                                                     New York, New York 10019
Credit Agricole Indosuez                       $102,000,000          55 E. Monroe
                                                                     Suite 4700
                                                                     Chicago, Illinois 60603

                 Company Purchase Limits, Payment Addresses and
                   Related Financial Institutions of Companies


                             Company                                                   Related
                             Purchase                                                 Financial
         Company              Limit                  Payment Address                Institution(s)
         -------             --------                ---------------                --------------
Falcon Asset               $200,000,000        c/o Bank One, NA (Main               Bank One, NA
Securitization                                 Office Chicago), as Agent            (Main Office
Corporation                                    Asset Backed Finance                 Chicago)
                                               Suite IL1-0079, 1-19
                                               1 Bank One Plaza
                                               Chicago, Illinois  60670-0079
                                               Fax:  (312) 732-1844
Atlantic Asset             $200,000,000        c/o Credit Lyonnais New              Credit Lyonnais
Securitization Corp.                           York Branch                          New York
                                               1301 Avenue of the Americas          Branch, Credit
                                               12th Floor                           Agricole
                                               New York, New York  10019            Indosuez

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   SCHEDULE B

                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                         ON OR PRIOR TO THE CLOSING DATE

PART I: Documents to be Delivered in Connection with the Receivables Sale Agreement

1. Executed copies of the Receivables Sale Agreement, duly executed by the parties thereto.

2. Copy of the Resolutions of the Board of Directors, members or partners, as applicable, of each Originator certified by its Secretary, authorizing such Originator's execution, delivery and performance of the Receivables Sale Agreement and the other documents to be delivered by it thereunder.

3. Articles or Certificate of Incorporation, Certificate of Limited Partnership, Certificate of Formation or equivalent organization document of each Originator, certified by the Secretary of State of the jurisdiction of organization of such Originator on or within thirty
         (30) days prior to the Closing Date.

4. Good Standing Certificate for each Originator issued by the Secretaries of State of its state of organization and each jurisdiction where it has material operations, each of which is listed on Attachment A hereto.

5. A certificate of the Secretary of each Originator certifying: (i) the names and signatures of the officers authorized on its behalf to execute the Receivables Sale Agreement and any other documents to be delivered by it thereunder and (ii) a copy of the By-Laws, Limited Partnership Agreement, Limited Liability Company Agreement or equivalent governing document for each Originator.

6. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each Dean Entity from the jurisdictions listed on Attachment B hereto.

7. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the Closing Date in all jurisdictions as may be necessary or, in the opinion of Seller (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Receivables Sale Agreement.

8. Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Writings, Contracts or Related Security previously granted by any Originator.

8A. Time stamped receipt copies of proper UCC-3 amendments to each UCC-1 previously filed pursuant to the Original Sale Agreement as listed below:



                                    Sch. B-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


9. Executed Collection Account Agreements for each Lock-Box and Collection Account listed on Attachment C hereto.

10. A favorable opinion of legal counsel for each Originator reasonably acceptable to Seller (or its assigns) that addresses the following matters and such other matters as Seller (or its assigns) may reasonably request:(2)

                  -- Each Originator is a corporation, limited partnership or limited liability company duly organized, validly existing, and in good standing under the laws of its state of incorporation.

                  -- Each Originator has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on each Originator's business.

                  -- Each Originator has all requisite power and authority to execute, deliver and perform all of its obligations under the Receivables Sale Agreement and each other Transaction Document to which it is a party.

                  -- The execution and delivery by each Originator of the Receivables Sale Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of each Originator and will not:

                           (a) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

                           (b) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws (or equivalent organizational and governing documents) or of any agreement, judgment, injunction, order, decree or other instrument binding upon each Originator; or

                           (c) result in the creation or imposition of any Adverse Claim on assets of each Originator or any of its Subsidiaries (except as contemplated by the Receivables Sale Agreement).

                  -- The Receivables Sale Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by



----------

(2)      Also to include any other opinions previously given.



                                    Sch. B-2

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                           each Originator and constitutes the legal, valid, and binding obligation of each Originator enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

                  -- The provisions of the Receivables Sale Agreement are sufficient to constitute authorization by each Originator for the filing of the financing statements required under the Receivables Sale Agreement.

                  -- With respect to each Originator, for the purposes of the Uniform Commercial Code as in effect in its state of organization, such Originator is a "registered organization".

                  -- The provisions of the Receivables Sale Agreement are effective to create a valid security interest in favor of Seller in all Receivables and upon the filing of financing statements, Seller shall acquire a first priority, perfected security interest in such Receivables.

                  -- To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against any Originator or any Affiliate of any Originator, that would materially adversely affect the business or financial condition of any Originator and its Affiliates taken as a whole or that would materially adversely affect the ability of any Originator to perform its obligations under the Receivables Sale Agreement.

11. A "true sale" opinion and "substantive consolidation" opinion of counsel for the Originators with respect to the transactions contemplated by the Receivables Sale Agreement.

12.      A Compliance Certificate.

13. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Sale Agreement.

14. Executed copies of the Subordinated Notes (as defined in the Receivables Sale Agreement) by Seller in favor of Originators.

15. A direction letter executed by Originators authorizing Seller (and its assignees) and directing warehousemen to allow Seller (and its assignees) to inspect and make copies from Originators' books and records maintained at off-site data processing or storage facilities.



                                    Sch. B-3

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


PART II:  Documents to Be Delivered in Connection with the Agreement

1.       Executed copies of the Agreement, duly executed by the parties thereto.

2. Copy of the Resolutions of the Board of Directors, managers or partners of each Seller Party and Provider certified by its Secretary, manager or general partner, as applicable, authorizing such Person's execution, delivery and performance of this Agreement and the other documents to be delivered by it hereunder.

3. Articles or Certificate of Incorporation, Certificate of Limited Partnership, Certificate of Formation or equivalent organization document of each Seller Party and Provider and, certified by the Secretary of State of its organization on or within thirty (30) days prior to the Closing Date.

4. Good Standing Certificate for each Seller Party and Provider issued by the Secretaries of State of its state of organization and each jurisdiction where it has material operations, each of which is listed on Attachment A hereto.

5. A certificate of the Secretary of each Seller Party and Provider certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Person's By-Laws, Limited Partnership Agreement, Limited Liability Company Agreement or equivalent governing document.

6. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each Seller Party that is a Dean Entity from the jurisdictions listed on Attachment B hereto.

7. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the Closing Date of the applicable initial Incremental Purchase in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by this Agreement.

8. Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Writings, Contracts or Related Security previously granted by Seller.

8A. Time stamped receipt copies of proper UCC-3 amendments to each UCC-1 previously filed pursuant to the Original Agreement as listed below:

9. Executed copies of Collection Account Agreements for each Lock-Box and Collection Account listed on Attachment C hereto.



                                    Sch. B-4

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


10. A favorable opinion of legal counsel for the Seller Parties and Provider reasonably acceptable to the Agent that addresses the following matters and such other matters as the Agent may reasonably request:(3)

                  -- Each Seller Party and Provider is a corporation, limited partnership or limited liability company, as applicable, duly incorporated or organized, validly existing, and in good standing under the laws of its state of incorporation or organization.

                  -- Each Seller Party and Provider has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Person's business.

                  -- Each Seller Party and Provider has all requisite power and authority to execute, deliver and perform all of its obligations under this Agreement and each other Transaction Document to which it is a party.

                  -- The execution and delivery by each Seller Party and Provider of this Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of such Person and will not:

                           (a) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

                           (b) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Person; or

                           (c) result in the creation or imposition of any Adverse Claim on assets of such Person or any of its Subsidiaries (except as contemplated by this Agreement).

                  -- This Agreement and each other Transaction Document to which such Person is a party has been duly executed and delivered by such Person and constitutes the legal, valid, and binding obligation of such Person, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or



----------

(3)      Also to include any other opinions previously delivered.



                                    Sch. B-5

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                           similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

                  -- The provisions of this Agreement are sufficient to constitute authorization by Seller for the filing of the financing statements required under this Agreement.

                  -- For the purposes of the Delaware UCC, Seller is a "registered organization".

                  -- The provisions of this Agreement are effective to create a valid security interest in favor of the Agent for the benefit of the Purchasers in all Receivables, and upon the filing of financing statements, the Agent for the benefit of the Purchasers shall acquire a first priority, perfected security interest in such Receivables.

                  -- To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against any Seller Party, Provider or any of their respective Affiliates, that would materially adversely affect the business or financial condition of such Person and its Affiliates taken as a whole or that would materially adversely affect the ability of such Person to perform its obligations under any Transaction Document to which it is a party.

11. If requested by the Company in such Financial Institution's Purchaser Group or the Agent, a favorable opinion of legal counsel for each Financial Institution, reasonably acceptable to such Company and the Agent that addresses the following matters:

                  -- This Agreement has been duly authorized by all necessary corporate action of such Financial Institution.

                  -- This Agreement has been duly executed and delivered by such Financial Institution and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of such Financial Institution, enforceable against such Financial Institution in accordance with its terms.

12.      A Compliance Certificate.

13.      The Fee Letters.

14.      A Monthly Report as at November 30, 2001.



                                    Sch. B-6

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


15. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Agreement.

16. A direction letter executed by Seller and the applicable Servicer authorizing the Agent and any Company, and directing warehousemen to allow the Agent and any Company to inspect and make copies from Seller's books and records maintained at off-site data processing or storage facilities.

17. For each Purchaser that is not incorporated under the laws of the United States of America, or a state thereof, two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

18.      Executed copies of the Performance Undertaking of Provider.

19. Evidence satisfactory to the Agent of the consummation of the Dean Acquisition.

20. The "Demand Note" issued under and as defined in the Original Agreement marked cancelled and an executed copy of the Demand Note issued under and as defined in the Agreement.

21. Executed copies of the Intercreditor Agreement, dated as of the date of the date hereof, by and among the Agent and First Union National Bank, as administrative agent under the Dean Credit Agreement.

22. A duly executed Officer's Certificate of Provider, certifying a true, correct and complete copy of the Dean Credit Agreement and the related security documents.

23. Each Company shall have received copies of a Funding Agreement, in form and substance satisfactory to such Company, duly executed by the parties thereto.

PART III: Documents to be Delivered in Connection with the Receivables Transfer Agreement

Executed copies of the Receivables Sale Agreement, duly executed by the parties thereto.

1. Copy of the Resolutions of the Board of Directors, members or partners, as applicable, of Morningstar certified by its Secretary, authorizing Morningstar's execution, delivery and performance of the Transfer Agreement and the other documents to be delivered by it thereunder.

2. Articles or Certificate of Incorporation of Morningstar, certified by the Secretary of State of the jurisdiction of organization of Morningstar on or within thirty (30) days prior to the Closing Date.



                                    Sch. B-7

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


3. Good Standing Certificate for Morningstar issued by the Secretaries of State of its state of organization and each jurisdiction where it has material operations, each of which is listed on Attachment A hereto.

4. A certificate of the Secretary of Morningstar certifying: (i) the names and signatures of the officers authorized on its behalf to execute the Transfer Agreement and any other documents to be delivered by it thereunder and (ii) a copy of its By-Laws.

5. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the Closing Date in all jurisdictions as may be necessary or, in the opinion of Seller (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Transfer Agreement.

6. Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Writings, Contracts or Related Security previously granted by Morningstar.

7. Time stamped receipt copies of proper UCC-3 amendments to each UCC-1 previously filed pursuant to the Original Transfer Agreement.

8. A favorable opinion of legal counsel for Morningstar reasonably acceptable to Seller (or its assigns) that addresses the following matters and such other matters as Seller (or its assigns) may reasonably request:(4)

                  -- Morningstar is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation.

                  -- Morningstar has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on Morningstar's business.

                  -- Morningstar has all requisite power and authority to execute, deliver and perform all of its obligations under the Transfer Agreement and each other Transaction Document to which it is a party.

                  -- The execution and delivery by Morningstar of the Transfer Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of Morningstar and will not:



----------

(4)      Also to include any other opinions previously given.



                                    Sch. B-8

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                           (a) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

                           (b) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws, or of any agreement, judgment, injunction, order, decree or other instrument binding upon Morningstar; or

                           (c) result in the creation or imposition of any Adverse Claim on assets of Morningstar or any of its Subsidiaries (except as contemplated by the Transfer Agreement).

                  -- The Transfer Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by Morningstar and constitutes the legal, valid, and binding obligation of Morningstar enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

                  -- The provisions of the Transfer Agreement are sufficient to constitute authorization by Morningstar for the filing of the financing statements required under the Transfer Agreement.

                  -- With respect to Morningstar, for the purposes of the UCC as in effect in its state of incorporation, Morningstar is a "registered organization".

                  -- The provisions of the Transfer are effective to create a valid security interest in favor of MRC in all Receivables and upon the filing of financing statements, MRC shall acquire a first priority, perfected security interest in such Receivables.

                  -- To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against Morningstar or any Affiliate of Morningstar, that would materially adversely affect the business or financial condition of Morningstar and its Affiliates taken as a whole or that would materially adversely affect the ability of Morningstar to perform its obligations under the Transfer Agreement.

9. A "true sale" opinion and "substantive consolidation" opinion of counsel for Morningstar with respect to the transactions contemplated by the Transfer Agreement.



                                    Sch. B-9

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


10.      A Compliance Certificate.

11. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Transfer Agreement.

12. Executed copies of the Subordinated Transfer Note (as defined in the Transfer Agreement) by MRC in favor of Morningstar.



                                   Sch. B-10

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   SCHEDULE C

                                  DEAN ENTITIES



DEAN FOODS ICE CREAM COMPANY
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, INC.
LIBERTY DAIRY COMPANY
DEAN FOODS COMPANY OF INDIANA, INC.
DEAN MILK COMPANY, INC.
DEAN FOODS NORTH CENTRAL, INC.
ALTA-DENA CERTIFIED DAIRY, INC.
ALTA-DENA HOLDINGS, INC.
DEAN FOODS COMPANY OF CALIFORNIA, INC.
BERKELEY FARMS, INC.
DEAN DAIRY PRODUCTS COMPANY
MEADOW BROOK DAIRY COMPANY
REITER DAIRY, INC.
PURITY DAIRIES, INCORPORATED
MCCARTHUR DAIRY, INC.
T. G. LEE FOODS, INC.
MAYFIELD DAIRY FARMS, INC.
CREAMLAND DAIRIES, INC.
BELL DAIRY PRODUCTS, INC.
GANDY'S DAIRIES, INC.
CREAMLAND DAIRIES, INC.
RYAN FOODS COMPANY, LLC
RYAN FOODS NORTH CENTRAL, INC.



                                    Sch. C-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   SCHEDULE D

                                   ORIGINATORS


Morningstar Receivables Corp.
Country Fresh, LLC
Land-O-Sun Dairies, LLC
Southern Foods Group, L.P.
Dean Northeast, LLC (f/k/a Suiza GTL, LLC)
Tuscan/Lehigh Dairies, L.P.
Tuscan/Lehigh Management, L.L.C.
Alta-Dena Certified Dairy, Inc.
Alta-Dena Holdings, Inc.
Bell Dairy Products, Inc.
Berkeley Farms, Inc.
Creamland Dairies, Inc.
Dean Dairy Products Company
Dean Foods Company of California, Inc.
Dean Foods Company of Indiana, Inc.
Dean Foods Ice Cream Company
Dean Foods North Central, Inc.
Dean Milk Company, Inc.
Gandy's Dairies, Inc.
Liberty Dairy Company
Mayfield Dairy Farms, Inc.
McArthur Dairy, Inc.
Meadow Brook Dairy Company
Purity Dairies, Incorporated
Reiter Dairy, Inc.
Ryan Foods Company, LLC
Ryan Foods North Central, Inc.
T. G. Lee Foods, Inc.
Verifine Dairy Products Corporation of Sheboygan, Inc.



                                    Sch. D-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   SCHEDULE E

                                NOTICE ADDRESSES


The Agent:                                           Falcon:

Bank One, NA (Main Office Chicago), as               Falcon Asset Securitization Corporation
Agent                                                c/o Bank One, NA (Main Office Chicago),
1 Bank One Plaza                                     as Agent
Suite IL1-0596, 1-21                                 1 Bank One Plaza
Chicago, Illinois 60670-0596                         Suite IL1-0079, 1-19
Attention: Asset Backed Finance                      Chicago, Illinois 60670-00079
Facsimile: (312) 732-4487                            Attention: Asset Backed Finance
                                                     Facsimile: (312) 732-4487

CLNY:                                                Atlantic:

Credit Lyonnais New York Branch                      c/o Credit Lyonnais New York Branch
1301 Avenue of the Americas                          1301 Avenue of the Americas
12th Floor                                           12th Floor
New York, New York 10019                             New York, New York 10019
Attention:                                           Attention:
Facsimile:                                           Facsimile:

Credit Agricole:                                     Seller and each Seller Party:

Credit Agricole Indosuez                             See Exhibit III under the heading "Principal
55 E. Monroe                                         Place of Business"
Suite 4700
Chicago, Illinois 60603
Attention:
Facsimile:



                                    Sch. E-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   SCHEDULE F

                            TOP TWENTY-FIVE OBLIGORS



                                           SUIZA            DEAN          TOTAL               %
      1 Wal-Mart/Sams Wholesale           27,263,173      22,148,465     49,411,638          8.1%
      2 Albertsons/American Stores        14,194,302      11,310,569     25,504,871          4.2%
      3 Royal Ahold/Stop and Shop          5,829,341       6,078,820     11,908,161          2.0%
      4 Meijers                                           10,809,353     10,809,353          1.8%
      5 Safeway/Randalls/Tom Thumb         7,166,617       3,604,703     10,771,320          1.8%
      6 Kroger/Fred Meyer/Ralphs           4,207,539       3,195,274      7,402,813          1.2%
      7 Flemming Foods                     2,996,224       4,283,050      7,279,274          1.2%
      8 Baskin Robbins                                     7,169,638      7,169,638          1.2%
      9 Sysco                              3,950,589       2,976,245      6,926,834          1.1%
     10 Super Value, Inc.                  2,676,646       4,040,688      6,717,334          1.1%
     11 Publix Supermarkets                2,849,073       3,839,635      6,688,708          1.1%
     12 Price Choppers                     5,231,414                      5,231,414          0.9%
     13 K-Mart                             4,403,529         739,342      5,142,872          0.8%
     14 A&P Consolidated                   4,832,655                      4,832,655          0.8%
     15 Food Lion Stores                   1,820,949       2,952,885      4,773,834          0.8%
     16 Acme Markets                       4,384,750                      4,384,750          0.7%
     17 Alliant                            2,926,404       1,188,945      4,115,348          0.7%
     18 Giant Eagle Inc.                                   4,105,995      4,105,995          0.7%
     19 Gordon Food Service                3,478,970                      3,478,970          0.6%
     20 Winn Dixie                         1,057,459       2,391,088      3,448,547          0.6%
     21 Bi-Lo                              3,398,971                      3,398,971          0.6%
     22 Central Grocers                                    3,179,888      3,179,888          0.5%
     23 C&S/ Pathmark                      3,179,045                      3,179,045          0.5%
     24 Costco Corp.                       3,081,970                      3,081,970          0.5%
     25 Consolidated Dairy                 2,901,617                      2,901,617          0.5%



                                    Sch. F-1

                                                            AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                   SCHEDULE G

                                CHASE LOCK-BOXES


                                                                                            RELATED COLLECTION
SELLER PARTY                                            LOCK-BOX                                  ACCOUNT
------------                                            --------                            ------------------
Creamland Dairies, Inc. (Price's           PRICES                                         Chase Bank of
Creameries Division)                       PO BOX 7                                       Texas
                                           EL PASO, TX  79940                             Price's Creameries
                                                                                          151 018 10230

Southern Foods Group, L.P.                 Oak Farms Dairy (Dallas)                       Chase Bank of
                                           P.O. Box 910067                                Texas
                                           Dallas, TX 75391-0067                          2200 Ross Avenue
                                                                                          Dallas, TX 75201
                                                                                          Account #
                                                                                          08800946079

                                           Oak Farms Dairy                                Chase Bank of
                                           (San Antonio)                                  Texas
                                           P.O. Box 910126                                2200 Ross Avenue
                                           Dallas, TX 72391-0126                          Dallas, TX 75201
                                                                                          Account #
                                                                                          08800946087



                                    Sch. G-1